ING USA ANNUITY AND LIFE INSURANCE COMPANY
SEPARATE ACCOUNT B OF ING USA ANNUITY AND LIFE INSURANCE COMPANY

DEFERRED VARIABLE ANNUITY PROSPECTUS

                         ING SIMPLICITY VARIABLE ANNUITY

                                                                AUGUST 1, 2005

     This prospectus describes ING Simplicity, a group and individual deferred variable annuity contract (the "Contract") offered by ING USA Annuity and Life Insurance Company (the "Company," "we," "our" or "us"). The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("qualified Contracts") as well as those that do not qualify for such treatment ("non-qualified Contracts").

     The Contract provides a means for you to invest your premium payments in one or more of the available mutual fund investment portfolios. Your contract value will vary daily to reflect the investment performance of the investment portfolio(s) you select. The investment portfolios available under your Contract and the portfolio managers are listed on the back of this cover.

     You have a right to return a Contract within 10 days after you receive it for a refund of the adjusted contract value (which may be more or less than the premium payments you paid), or, if required by your state, the original amount of your premium payment. Longer free look periods apply in some states and in certain situations.

     REPLACING AN EXISTING ANNUITY WITH THE CONTRACT MAY NOT BE BENEFICIAL TO YOU. YOUR EXISTING ANNUITY MAY BE SUBJECT TO FEES OR PENALTIES ON SURRENDER, AND THE CONTRACT MAY HAVE NEW CHARGES.

     This prospectus provides information that you should know before investing and should be kept for future reference. A Statement of Additional Information ("SAI"), dated, August 1, 2005, has been filed with the Securities and Exchange Commission ("SEC"). It is available without charge upon request. To obtain a copy of this document, write to our Customer Service Center at P.O. Box 9271, Des Moines, Iowa 50306-9271 or call (800) 366-0066, or access the SEC's website (http://www.sec.gov). The table of contents of the SAI is on the last page of this prospectus and the SAI is made part of this prospectus by reference.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     AN INVESTMENT IN ANY SUBACCOUNT THROUGH A TRUST OR FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY ANY BANK OR BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

         THE INVESTMENT PORTFOLIOS ARE LISTED ON THE BACK OF THIS COVER.


Simplicity - 136184

The investment portfolios available under your Contract are:

ING MarketStyle Moderate Portfolio
ING MarketStyle Moderate Growth Portfolio
ING MarketStyle Growth Portfolio
ING MarketPro Portfolio
ING Liquid Assets Portfolio



















Simplicity - 136184

-------------------------------------------------------------------------------
TABLE OF CONTENTS
-------------------------------------------------------------------------------


                                                     PAGE                                                            PAGE



Index of Special Terms..............................  ii        Contract Benefit  ..................................  20
Fees and Expenses...................................   1          Contract Benefit - When Payable20
Condensed Financial Information.....................   4          Roll-Up Value.....................................  20
  Accumulation Unit.................................   4          Calculation of the Roll-Up Benefit................  20
  The Net Investment Factor.........................   4          Calculation of the Death Benefit..................  21
  Performance Information...........................   4          Death Benefit Payable During the Income Phase.....  21
  Financial Statements..............................   5
ING USA Annuity and Life Insurance Company..........   5          Continuation After Death -- Spouse.................  21
ING USA Separate Account B..........................   6          Continuation After Death -- Non-Spouse.............  22
The Trusts and Funds................................   6          Required Distributions Upon Contract
Charges and Fees....................................   6              Owner's Death.................................  22
  Charges Deducted from the Contract Value..........   7        The Income Phase....................................  23
      Surrender Charge..............................   7        Other Contract Provisions...........................  27
      Nursing Home Waiver...........................   7        Other Information...................................  29
      Terminal Illness Waiver.......................   7        Federal Tax Considerations..........................  30
      Free Withdrawal Amount........................   8        Statement of Additional Information
      Surrender Charge for Excess Withdrawals.......   8          Table of Contents.................................SAI-1
      Premium Taxes.................................   8        Appendix A
      Administrative Charge.........................   8          The Investment Portfolios.........................  A1
      Transfer Charge...............................   8
      Redemption Fees...............................   8
  Charges Deducted from the Subaccounts.............   8
      Mortality and Expense Risk Charge.............   8
  Trust and Fund Expenses...........................   9
The Annuity Contract................................  10
  Contract Date and Contract Year ..................  10
  Contract Owner....................................  10
  Annuitant.........................................  11
  Beneficiary.......................................  11
  Purchase and Availability of the Contract.........  12
  Crediting of Premium Payments.....................  12
  Income Phase Start Date...........................  13
  Administrative Procedures.........................  14
  Contract Value....................................  14
  Cash Surrender Value..............................  14
  Surrendering to Receive the Cash
      Surrender Value...............................  14
  The Subaccounts...................................  15
  Addition, Deletion or Substitution of
      Subaccounts and Other Changes.................  15
  Other Contracts...................................  15
Withdrawals.........................................  15
Transfers Among Your Investments....................  18






Simplicity - 136184                      i

--------------------------------------------------------------------------------
INDEX OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following special terms are used throughout this prospectus. Refer to the page(s) listed for an explanation of each term:

    SPECIAL TERM                                           PAGE
    --------------------------------------------------------------
    Accumulation Unit                                          4
    Annuitant                                                 11
    Cash Surrender Value                                      14
    Contract Date                                             10
    Contract Owner                                            10
    Contract Value                                            14
    Contract Year                                             10
    Free Withdrawal Amount                                     8
    Income Phase Start Date                                   13
    Net Investment Factor                                      4
    Net Rate of Return                                         4
    Contract Benefit                                          20
    Roll-Up Value                                             20



The following terms as used in this prospectus have the same or substituted meanings as the corresponding terms currently used in the Contract:


    TERM USED IN THIS PROSPECTUS         CORRESPONDING TERM USED IN THE CONTRACT
    ----------------------------------------------------------------------------
    Accumulation Unit Value              Index of Investment Experience
    Income Phase Start Date              Annuity Commencement Date
    Contract Owner                       Owner or Certificate Owner
    Contract Value                       Accumulation Value
    Free Look Period                     Right to Examine Period
    Net Investment Factor                Net Return Factor
    Regular Withdrawals                  Conventional Partial Withdrawals





Simplicity - 136184                    ii

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options. State premium taxes may also be deducted.

CONTRACT OWNER TRANSACTION EXPENSES

      Surrender Charge:

       COMPLETE YEARS ELAPSED        0       1       2        3       4       5+
         SINCE PREMIUM PAYMENT
       SURRENDER CHARGE (AS A        6%      6%      5%      4%       3%      0%
         PERCENTAGE OF PREMIUM
         PAYMENT)

    Transfer Charge(1)................................................  $25


     (1) Per transfer in excess of 12 transfers, if you make more than 12 transfers in a contract year. We currently do not impose this charge, but may do so in the future.


The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Trust or Fund fees and expenses.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE(2)

    Administrative Charge.............................................  $30


     (2) We deduct this charge on each contract anniversary and on surrender. We waive this charge if the total of your premium payments, or if your contract value at the end of a contract year is $50,000 or more.


SEPARATE ACCOUNT ANNUAL CHARGES(3)


         -------------------------------------------------------------------
                                               YEARS 1-10          YEARS 11+
         Mortality and Expense Risk Charge     2.00%               1.25%
         -------------------------------------------------------------------

     (3) As a percentage of average daily assets in each subaccount. The mortality and expense risk charge includes the charge for the Contract Benefit and the charge for mortality and expense risk. There is no asset-based administrative charge. The Separate Account Annual Charges are deducted daily at the rate of 0.005535% of average daily assets in each subaccount for years 1-10 and 0.003446% for years 11 and later.


Simplicity - 136184                  1

TRUST OR FUND EXPENSES

The next item shows the minimum and maximum total operating expenses charged by a Trust or Fund that you may pay periodically during the time that you own the Contract. More detail concerning each Trust or Fund's fees and expenses is contained in the prospectus for each Trust or Fund.


    ----------------------------------------------------------------------------
    TOTAL ANNUAL TRUST OR FUND OPERATING EXPENSES (4)       MINIMUM      MAXIMUM
    ----------------------------------------------------------------------------
    (Expenses that are deducted from Trust or Fund assets,
    including management fees, distribution and/or service    0.54%       1.05%
    (12b-1) fees (5), and other expenses):
    ----------------------------------------------------------------------------

     (4) The minimum and maximum total operating expenses charged by a Trust or Fund including applicable expense reimbursement or fee waiver arrangements would also be 0.54% to 1.05%. The expense reimbursement or fee arrangement reflected is expected to continue through May 1, 2006.

     (5) The Company may receive compensation from each of the funds or the funds' affiliates based on an annual percentage of the average net assets held in that fund by the Company. The percentage paid may vary from one fund company to another. For certain funds, some of this compensation may be paid out of 12b-1 fees or service fees that are deducted from fund assets. Any such fees deducted from fund assets are disclosed in the Fund or Trust prospectuses. The Company may also receive additional compensation from certain funds for administrative, recordkeeping or other services provided by the Company to the funds or the funds' affiliates. These additional payments are made by the funds or the funds' affiliates to the Company and do not increase, directly or indirectly, the fees and expenses shown above.

The following table shows the annual operating expenses separately for each Trust or Fund.

FUND EXPENSE TABLE(1) (2)

The column labeled "Total Fund Annual Expenses Without Waivers or Reductions" shows the total annual operating expenses charged by a Trust or Fund, absent expense reimbursement or fee waiver arrangements. The column labeled "Net Fund Annual Expenses After Waivers or Reductions" shows such total annual operating expenses after applicable expense reimbursement or fee waiver arrangements where the Trust or Fund has committed to continue such reimbursement or waiver is contractual and is expected to continue through May 1, 2006. Expenses shown are actual expenses for the year ended 12/31/04 unless otherwise noted and, other than the Liquid Assets Portfolio, reflect the aggregate annual operating expenses of each portfolio and its corresponding underlying fund or funds.




                                                                                    TOTAL FUND                NET FUND
                                                             DISTRIBUTION             ANNUAL                   ANNUAL
                                                               AND/OR                EXPENSES      TOTAL      EXPENSES
                                                 INVESTMENT    SERVICE                WITHOUT      WAIVERS      AFTER
                                                  ADVISORY     (12B-1)     OTHER     WAIVERS OR      OR       WAIVERS OR
FUND NAME                                          FEES         FEES     EXPENSES(3) REDUCTIONS  REDUCTIONS   REDUCTIONS

-----------------------------------------------------------------------------------------------------------------------------------

ING INVESTORS TRUST

 ING MarketStyle Moderate Portfolio (Class S)

   (4)(5)                                              0.52%       0.25%       0.05%       0.82%        0.07%       0.75%
 ING MarketStyle Moderate Growth Portfolio

   (Class S) (4)(5)                                    0.55%       0.25%       0.05%       0.85%        0.07%       0.78%
 ING MarketStyle Growth Portfolio (Class S)
   (4)(5)                                              0.58%       0.25%       0.05%       0.88%        0.08%       0.80%
 ING MarketPro Portfolio (Class S) (4)(5)              0.70%       0.25%       0.10%       1.05%        0.00%       1.05%
 ING Liquid Assets  Portfolio (Class S)                0.27%       0.25%       0.02%       0.54%        0.00%       0.54%




(1) The Company may receive compensation from each of the funds or the funds' affiliates based on an annual percentage of the average net assets held in that fund by the Company. The percentage paid may vary from one fund company to another. For certain funds, some of this compensation may be paid out of 12b-1 fees or service fees that are deducted from fund assets. Any such fees deducted from fund assets are disclosed in this Fund Expense Table and the fund prospectuses. The Company may also receive additional compensation from certain funds for administrative, recordkeeping or other services provided by the Company to the funds or the funds' affiliates. These additional payments are made by the funds or the funds' affiliates to the Company and do not increase, directly or indirectly, the fees and expenses shown above. See "Charges and Fees - Trust and Fund Expenses" for additional information.


Simplicity - 136184                    2

(2) In the case of fund companies affiliated with the Company, where the Company or an affiliated investment adviser employs subadvisers to manage the funds, no payments are made to the Company or the affiliated investment adviser by the subadvisers. However, the investment management fee shown in the table is apportioned between the Company or other affiliated investment adviser and subadviser. This apportionment varies by subadviser, resulting in varying amounts of revenue retained by the investment adviser, including the Company. This apportionment of the investment advisory fee does not increase, directly or indirectly, the fees and expenses shown above. See "Charges and Fees - Trust and Fund Expenses" for additional information.

(3)    "Other Expenses" are estimated for each Portfolio's current fiscal year.

(4) In addition to the expenses of each Portfolio, each Portfolio will indirectly bear the proportionate expenses of the Institutional Class shares of the Underlying Funds. Because the Fund uses a weighted average in calculating expenses attributable to a Portfolio, the amount of the expenses of Underlying Funds indirectly borne by a Portfolio will vary based on the Portfolio's allocation of assets to, and the annualized net operating expenses of, the particular Underlying Funds during the Portfolio's fiscal year. The fees reflected in the Fund Expense Table, above, are the aggregate annual net expense ratios (as an annual percentage of average daily net assets) for each Portfolio and its Underlying Funds as of December 31, 2004.

(5) ING Investments, the investment advisor to each Portfolio, has entered into a written expense limitation agreement with respect to each Portfolio under which it will limit expenses of the Portfolios, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments within three years. The amount of each Portfolio's expenses that are proposed to be waived or reimbursed in the ensuing fiscal year is shown under the heading, "Total Waivers or Reductions." The expense limitation agreement will continue through at least May 1, 2006. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of an expense limitation agreement at least 90 days prior to the end of the then current term or upon termination of the investment management agreement.

Premium taxes (which currently range from 0% to 3.5% of premium payments) may apply, but are not reflected in the tables above or in the example below.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and Trust or Fund fees and expenses.

The example assumes that you invest $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Trusts or Funds. The example reflects the deduction of the mortality and expense risk charge and the annual contract administrative charge as an annual charge of 0.01% of assets.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

  ------------------------------------------------------------------------------
   1) If you surrender your contract at the end of the applicable time period:

                1 year     3 years      5 years      10 years

                 $909       $1,445       $1,906       $3,374

    2)  If you annuitize at the end of the applicable time period:

                1 year     3 years      5 years      10 years

                 $909       $945         $1,606       $3,374

    3) If you do not surrender your contract:

                1 year     3 years      5 years      10 years

                 $309       $945         $ 1,606      $ 3,374
  ------------------------------------------------------------------------------



Simplicity-136184                    3

Compensation is paid for the sale of the Contracts. For information about this compensation, see "Other Contract Provisions - Selling the Contract."

--------------------------------------------------------------------------------
 CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

ACCUMULATION UNIT

We use accumulation units to calculate the value of a Contract. Each subaccount of Separate Account B has its own accumulation unit value. The accumulation units are valued each business day that the New York Stock Exchange is open for trading. Their values may increase or decrease from day to day according to a Net Investment Factor, which is primarily based on the investment performance of the applicable investment portfolio. Shares in the investment portfolios are valued at their net asset value.

Because no Contracts had been issued as of the date of this prospectus, no condensed financial information is included in this prospectus.

THE NET INVESTMENT FACTOR

The Net Investment Factor is an index number which reflects certain charges under the Contract and the investment performance of the subaccount. The Net Investment Factor is calculated for each subaccount as follows:

     1) We take the net asset value of the subaccount at the end of each business day.

     2) We add to (1) the amount of any dividend or capital gains distribution declared for the subaccount and reinvested in such subaccount. We subtract from that amount a charge for our taxes, if any.

     3) We divide (2) by the net asset value of the subaccount at the end of the preceding business day.

     4) We then subtract the applicable daily mortality and expense risk charge.

Calculations for the subaccounts are made on a per share basis.

The Net Rate of Return equals the Net Investment Factor minus one.

PERFORMANCE INFORMATION

From time to time, we may advertise or include in reports to contract owners performance information for the subaccounts of Separate Account B, including the average annual total return performance, yields and other nonstandard measures of performance. Such performance data will be computed, or accompanied by performance data computed, in accordance with standards defined by the SEC.

Except for the Liquid Assets subaccount, quotations of yield for the subaccounts will be based on all investment income per unit (contract value divided by the accumulation unit) earned during a given 30-day period, less expenses accrued during such period. Information on standard total average annual return performance will include average annual rates of total return for 1, 5 and 10 year periods, or lesser periods depending on how long Separate Account B has been investing in the portfolio. We may show other total returns for periods of less than one year. Total return figures will be based on the actual historic performance of the subaccounts of Separate Account B, assuming an investment at the beginning of the period when the separate account first invested in the portfolio and withdrawal of the investment at the end of the period, adjusted to reflect the deduction of all applicable portfolio and current contract charges. We may also show rates of total return on amounts invested at the beginning of the period with no withdrawal at the end of the period. Total return figures which assume no withdrawals at the end of the period will reflect all recurring charges, but will not reflect the surrender charge. In addition, we may present historic performance data for the investment portfolios since their inception reduced by some or all of the fees and charges under the



Simplicity - 136184                         4

Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts of Separate Account B. This data is designed to show the performance that would have resulted if the Contract had been in existence before the separate account began investing in the portfolios.

Current yield for the Liquid Assets subaccount is based on income received by a hypothetical investment over a given 7-day period, less expenses accrued, and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks). We calculate "effective yield" for the Liquid Assets subaccount in a manner similar to that used to calculate yield, but when annualized, the income earned by the investment is assumed to be reinvested. The "effective yield" will thus be slightly higher than the "yield" because of the compounding effect of earnings. We calculate quotations of yield for the remaining subaccounts on all investment income per accumulation unit earned during a given 30-day period, after subtracting fees and expenses accrued during the period, assuming no surrender. YOU SHOULD BE AWARE THAT THERE IS NO GUARANTEE THAT THE LIQUID ASSETS SUBACCOUNT WILL HAVE A POSITIVE OR LEVEL RETURN.

We may compare performance information for a subaccount to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, or any other applicable market indices, (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies), or any other rating service, and
(iii) the Consumer Price Index (measure for inflation) to determine the real rate of return of an investment in the Contract. Our reports and promotional literature may also contain other information including the ranking of any subaccount based on rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by similar rating services.

Performance information reflects only the performance of a hypothetical contract and should be considered in light of other factors, including the investment objective of the investment portfolio and market conditions. Please keep in mind that past performance is not a guarantee of future results.

FINANCIAL STATEMENTS

The statement of assets and liabilities of Separate Account B as of December 31, 2004, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended are included in the Statement of Additional Information. The financial statements and schedules of ING USA Annuity and Life Insurance Company as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 are included in the Statement of Additional Information.

--------------------------------------------------------------------------------
 ING USA ANNUITY AND LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

ING USA Annuity and Life Insurance Company ("ING USA") is an Iowa stock life insurance company, which was originally incorporated in Minnesota on January 2, 1973. ING USA is a wholly owned subsidiary of Lion Connecticut Holdings Inc. ("Lion Connecticut") which in turn is an indirect wholly owned subsidiary of ING Groep N.V. ("ING"), a global financial services holding company based in The Netherlands. ING USA is authorized to sell insurance and annuities in all states, except New York, and the District of Columbia. ING USA's financial statements appear in the Statement of Additional Information.

Lion Connecticut is the holding company for Directed Services, Inc., the investment manager of the ING Investors Trust and the distributor of the Contracts, and other interests. ING also owns ING Investments, LLC and ING Investment Management, LLC, portfolio managers of the ING Investors Trust, and the investment managers of the ING Variable Insurance Trust and ING Variable Products Trust and ING Variable Product Portfolios, respectively. ING also owns Baring International Investment Limited, another portfolio manager of the ING Investors Trust.

Our principal office is located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.


Simplicity - 136184                        5

--------------------------------------------------------------------------------
ING USA ANNUITY AND LIFE INSURANCE COMPANY SEPARATE ACCOUNT B
--------------------------------------------------------------------------------

ING USA Separate Account B ("Separate Account B") was established as a separate account of the Company on July 14, 1988. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Separate Account B is a separate investment account used for our variable annuity contracts. We own all the assets in Separate Account B but such assets are kept separate from our other accounts.

Separate Account B is divided into subaccounts. Each subaccount invests exclusively in shares of one investment portfolio of a Trust or Fund. Each investment portfolio has its own distinct investment objectives and policies. Income, gains and losses, realized or unrealized, of a portfolio are credited to or charged against the corresponding subaccount of Separate Account B without regard to any other income, gains or losses of the Company. Assets equal to the reserves and other contract liabilities with respect to each are not chargeable with liabilities arising out of any other business of the Company. They may, however, be subject to liabilities arising from subaccounts whose assets we attribute to other variable annuity contracts supported by Separate Account B. If the assets in Separate Account B exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits and make all payments provided under the Contracts.

NOTE: We currently offer other variable annuity contracts that invest in Separate Account B but are not discussed in this prospectus. Separate Account B may also invest in other investment portfolios which are not available under your Contract. Under certain circumstances, we may make certain changes to the subaccounts. For more information, see "The Annuity Contract -- Addition, Deletion, or Substitution of Subaccounts and Other Changes."

--------------------------------------------------------------------------------
THE TRUSTS AND FUNDS
--------------------------------------------------------------------------------

YOU WILL FIND DETAILED INFORMATION ABOUT THE TRUSTS AND FUNDS CURRENTLY AVAILABLE UNDER YOUR CONTRACT IN APPENDIX A -- THE INVESTMENT PORTFOLIOS. A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH TRUST OR FUND MAY BE OBTAINED BY CALLING OUR CUSTOMER SERVICE CENTER AT 800-366-0066. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

Other than the ING Liquid Assets Portfolio, the funds available under your Contract are offered in a fund of funds structure. These funds may have higher fees and expenses than a fund that invests directly in debt and equity securities. See "Fees and Expenses - Trust or Fund Expenses." Also, you should discuss with your registered representative whether these funds are appropriate for you, particularly if you are a conservative investor.

In the event that, due to differences in tax treatment or other considerations, the interests of contract owners of various contracts participating in the Trusts or Funds conflict, we, the Boards of Trustees or Directors of the Trusts or Funds, and any other insurance companies participating in the Trusts or Funds will monitor events to identify and resolve any material conflicts that may arise.



Simplicity - 136184                  6

--------------------------------------------------------------------------------
CHARGES AND FEES
--------------------------------------------------------------------------------

We deduct the Contract charges described below to compensate us for our cost and expenses, services provided and risks assumed under the Contracts. We incur certain costs and expenses for distributing and administering the Contracts, including compensation and expenses paid in connection with sales of the Contracts, for paying the benefits payable under the Contracts and for bearing various risks associated with the Contracts. The amount of a Contract charge will not always correspond to the actual costs associated with the charge. For example, the surrender charge collected may not fully cover all of the distribution expenses incurred by us with the service or benefits provided. In the event there are any profits from fees and charges deducted under the Contract, including the mortality and expense risk charge, we may use such profits to finance the distribution of Contracts.

CHARGES DEDUCTED FROM THE CONTRACT VALUE We deduct the following charges from your contract value:

     SURRENDER CHARGE. We will deduct a contingent deferred sales charge (a "surrender charge") if you surrender your Contract or if you take a withdrawal in excess of the Free Withdrawal Amount during the 5-year period from the date we receive and accept a premium payment. The surrender charge is based on a percentage of each premium payment withdrawn. This charge is intended to cover sales expenses that we have incurred. The surrender charge is based on the total amount withdrawn, including the amount deducted for the surrender charge. It is deducted from the contract value remaining after you have received the amount requested for withdrawal, not from the amount you requested as a withdrawal. We may in the future reduce or waive the surrender charge in certain situations and will never charge more than the maximum surrender charges. The percentage of premium payments deducted at the time of surrender or excess withdrawal depends on the number of complete years that have elapsed since that premium payment was made. No surrender charge is imposed upon commencement of income phase payments. However, if a surrender charge remains, you must choose either a lifetime income option or an income phase payment option with guaranteed payments of at least 10 years. We determine the surrender charge as a percentage of each premium payment withdrawn as follows:

   COMPLETE YEARS ELAPSED         0     1       2       3        4       5+
      SINCE PREMIUM PAYMENT

   SURRENDER CHARGE (AS A
      PERCENTAGE OF PREMIUM       6%    6%      5%      4%      3%       0%
      PAYMENT)

     NURSING HOME WAIVER. You may withdraw all or a portion of your contract value without a surrender charge if:

       (1) at the time you first begin receiving care, more than one contract year has elapsed since the contract date;

       (2) the withdrawal is requested during the period of care or within 90 days after the last day of care; and

       (3) you have spent at least 45 days during a 60 day period in such nursing care facility.

You must submit satisfactory written proof of illness or incapacity. We may require an examination, at our cost, by a physician of our choice. We will not waive the early withdrawal charge if you were in a nursing care facility for at least one day during the two week period immediately preceding or following the contract date. The waiver of surrender charge may not be available in all states. See your Contract for more information.


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


     TERMINAL ILLNESS WAIVER. You may withdraw all or a portion of your contract value without a surrender charge if:

     (1) you are first diagnosed by a qualified medical professional, on or after the first contract anniversary, as having a terminal illness; and

     (2)  you submit satisfactory written proof of illness.

We may require an examination, at our cost, by a physician of our choice. The waiver of surrender charge may not be available in all states. See your Contract for more information.

     FREE WITHDRAWAL AMOUNT. The Free Withdrawal Amount is 10% of contract value, less free withdrawals already taken during the contract year, based on the contract value on the date of the withdrawal.

     SURRENDER CHARGE FOR EXCESS WITHDRAWALS. We will deduct a surrender charge for excess withdrawals, which may include a withdrawal you make to satisfy required minimum distribution requirements under the Code. We consider a withdrawal to be an "excess withdrawal" when the amount you withdraw in any contract year exceeds the Free Withdrawal Amount. Where you are receiving systematic withdrawals, any combination of regular withdrawals taken and any systematic withdrawals expected to be received in a contract year will be included in determining the amount of the excess withdrawal. Such a withdrawal will be considered a partial surrender of the Contract and we will impose a surrender charge and any associated premium tax. We will deduct such charges from the contract value in proportion to the contract value in each subaccount from which the excess withdrawal was taken. In instances where the excess withdrawal equals the entire contract value in such subaccounts, we will deduct charges proportionately from all other subaccounts in which you are invested.

For the purpose of calculating the surrender charge for an excess withdrawal: a) we treat premiums as being withdrawn on a first-in, first-out basis; and b) amounts withdrawn which are not considered an excess withdrawal are not considered a withdrawal of any premium payments. Earnings for purposes of calculating the surrender charge for excess withdrawals may not be the same as earnings under federal tax law.

     PREMIUM TAXES. We may make a charge for state and local premium taxes depending on your state of residence. The tax can range from 0% to 3.5% of the premium payment. We have the right to change this amount to conform with changes in the law or if you change your state of residence.

We deduct the premium tax from your contract value on the income phase start date. However, some jurisdictions impose a premium tax at the time that initial and additional premiums are paid, regardless of when the annuity payments begin. In those states we may defer collection of the premium taxes from your contract value and deduct it when you surrender the Contract, when you take an excess withdrawal, or on the income phase start date.

     ADMINISTRATIVE CHARGE. We deduct an annual administrative charge on each Contract anniversary, or if you surrender your Contract prior to a Contract anniversary, at the time we determine the cash surrender value payable to you. The amount deducted is $30 per Contract unless waived under conditions that we establish. We deduct the charge proportionately from all subaccounts in which you are invested.

     TRANSFER CHARGE. We currently do not deduct any charges for transfers made during a contract year. We have the right, however, to assess up to $25 for each transfer after the twelfth transfer in a contract year. If such a charge is assessed, we would deduct the charge from the subaccounts from which each such transfer is made in proportion to the amount being transferred from each such subaccount. The charge will not apply to any transfers due to the election of dollar cost averaging, automatic rebalancing and transfers we make to and from any subaccount specially designated by the Company for such purpose.


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

     REDEMPTION FEES. If applicable, we may deduct the amount of any redemption fees imposed by the underlying portfolios as a result of withdrawals, transfers or other fund transactions you initiate. Redemption fees, if any, are separate and distinct from any transaction charges or other charges deducted from your contract value.

CHARGE DEDUCTED FROM THE SUBACCOUNTS

      MORTALITY AND EXPENSE RISK CHARGE. The mortality and expense risk charge includes the charge for the Contract Benefit and the charge for mortality and expense risk. There is no asset-based administrative charge. This charge is deducted each business day and is a percentage of average daily assets based on the assets you have in each subaccount. The annual charge in years 1-10 is 2.00%, deducted daily at the rate of 0.005535%. In years 11 on, the annual charge is 1.25%, deducted daily at the rate of 0.003446%. The mortality and expense risk charge compensates the Company for benefit and annuitization risks and the risk that expense risk charges will not cover actual expenses. In the event there are any profits from the mortality and expense risk charge, we may use such profits to finance the distribution of contracts.

TRUST AND FUND EXPENSES

     As shown in the Fund Expense Table, each fund deducts management fees from the amounts allocated to the funds. In addition, each fund deducts other expenses which may include service fees which are used to compensate service providers, including the Company and its affiliates, for administrative and contract owner services provided on behalf of the fund. Furthermore, certain funds deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of fund shares. FOR A MORE COMPLETE DESCRIPTION OF THE FUNDS' FEES AND EXPENSES, REVIEW EACH FUND'S PROSPECTUS.

The Company, or its U.S. affiliates, receives from each of the funds or the funds' affiliates varying levels and types of revenue with respect to each of the funds available through the Contract. In terms of total dollar amounts received, the greatest amount of revenue comes from assets allocated to funds managed by ING Investments, LLC or other Company affiliates, which funds may or may not also be sub-advised by another Company affiliate. Assets allocated to funds managed by a Company affiliate, Directed Services, Inc., for example, but which are sub-advised by unaffiliated third parties generate the next greatest amount of revenue. Finally, assets allocated to unaffiliated funds generate the least amount of revenue.

     TYPES OF REVENUE RECEIVED FROM AFFILIATED FUNDS. Affiliated funds are (a) funds managed by ING Investments, LLC or other Company affiliates, which may or may not also be sub-advised by a Company affiliate; and (b) funds managed by a Company affiliate but which are sub-advised by unaffiliated third parties. Only affiliated funds are available under the Contract. Revenues received by the Company from affiliated funds include:

   o Service fees that are deducted from fund assets and included within the "Other Expenses" column of the Fund Expense Table contained in this prospectus.

   o For certain share classes, the Company may also receive compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "Distribution and/or Service (12b-1) Fees" column of the Fund Expense Table.

   o Additionally, the Company receives other revenues from affiliated funds and/or their affiliates which may be based either on an annual percentage of average net assets held in the fund by the Company or a percentage of the management fees shown in the Fund Expense Table. These revenues may be received as cash payments or according to a variety of financial accounting techniques which are used to allocate revenue and profits across ING businesses. For funds sub-advised by unaffiliated third parties, once the sub-adviser has been paid, the adviser may share a portion of the remaining management fee with the Company. Because sub-advisory fees vary by sub-adviser, varying amounts of revenue are retained by the affiliated investment adviser and ultimately shared with the Company.


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

     TYPES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS. Revenues received from each of the unaffiliated funds or their affiliates is based on an annual percentage of the average net assets held in that fund by the Company. Some unaffiliated funds or their affiliates pay us more than others and some of the amounts we receive may be significant. Revenues received by the Company from unaffiliated funds include:

   o For certain funds, compensation paid from 12b-1 fees or service fees that are deducted from fund assets. Any such fees deducted from fund assets are disclosed in the Fund Expense Table.

   o We may also receive additional payments for administrative, recordkeeping or other services which we provide to the funds or their affiliates or as an incentive for us to make the funds available through the Contract. These additional payments are not disclosed in the Fund Expense Table. These additional payments may be used by us to finance distribution of the Contract.

Payments to the Company or its affiliates by ING Investments, LLC and other Company affiliates provide the highest amount of total dollars to the Company and its affiliates.

Management personnel of the Company, and of its affiliated broker-dealers, may receive additional compensation if the overall amount of investments in funds advised by the Company or its affiliates meets certain target levels or increases over time. Compensation for certain management personnel, including sales management personnel, may be enhanced if the overall amount of investments in the contracts and other products issued or advised by the Company or its affiliates increases over time. Certain sales management personnel may also receive compensation that is a specific percentage of the commissions paid to distributors or of purchase payments received under the contracts.

Other than the ING Liquid Assets Portfolio, the funds available under your Contract are offered in a fund of funds structure. These funds may have higher fees and expenses than a fund that invests directly in debt and equity securities. The Fund Expense Table included in "Fees and Expenses" reflects the aggregate annual operating expenses of each portfolio and its corresponding underlying fund or funds. These funds are identified in the Fund Expense Table. See "Fees and Expenses -- Trust or Fund Expenses."

--------------------------------------------------------------------------------
THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

The Contract described in this prospectus is a deferred variable annuity contract. The Contract provides a means for you to invest in one or more of the available mutual fund portfolios of the Trusts and Funds through Separate Account B. If you have any questions concerning this Contract, contact your registered representative or call our Customer Service Center at 1-800-366-0066.

CONTRACT DATE AND CONTRACT YEAR

The date the Contract became effective is the contract date. Each 12-month period following the contract date is a contract year.

CONTRACT OWNER

You are the contract owner. You are also the annuitant unless another annuitant is named in the application. You have the rights and options described in the Contract. One or more persons may own the Contract.

The death benefit becomes payable when you die. In the case of a sole contract owner who dies before the income phase begins, we will pay the beneficiary the death benefit then due. The sole contract owner's estate will be the beneficiary if no beneficiary has been designated or the beneficiary has predeceased the contract owner. In the case of a joint owner of the Contract dying before the income phase begins, we will designate the surviving contract owner as the beneficiary. This will override any previous beneficiary designation.


Simplicity - 136184                  10

If the contract owner is a trust and a beneficial owner of the trust has been designated, the beneficial owner will be treated as the contract owner for determining the death benefit. If a beneficial owner is changed or added after the contract date, this will be treated as a change of contract owner for determining the death benefit (likely a taxable event).

     JOINT OWNER. For non-qualified Contracts only, joint owners may be named in a written request before the Contract is in effect. Joint owners may independently exercise transfers and other transactions allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them. All rights of a joint owner end at death of that owner if the other joint owner survives. The entire interest of the deceased joint owner in the Contract will pass to the surviving joint owner and the death benefit will be payable.

Any addition or deletion of a joint owner is treated as a change of owner which may affect the amount of the death benefit. See "Change of Contract Owner" below. Note that returning a Contract to single owner status will not restore any death benefit. Unless otherwise specified, the term "age" when used for joint owners shall mean the age of the oldest owner.

CHANGE OF CONTRACT OWNER. During the annuitant's lifetime, you may transfer ownership of a non-qualified Contract. A change in ownership, other than spousal continuation, may cause the Roll-Up Value to become and remain zero as of the date of the ownership change. This means that the Contract Benefit is canceled. The following transactions are not considered a change in ownership for this purpose:

     o    Custodian to Custodian

     o    Custodian for the benefit of an individual to same individual

     o    Individual to Custodian for the benefit of the same individual

     o Collateral Assignments - Client assigns their contract as collateral to a bank to cover a loan

     o Trust A to Trust B where Individual Owner and Grantor are the same person

     o Individual to Trust where Individual Owner and Grantor are the same person

     o Trust to Individual where Individual Owner and Grantor are the same person

After a change in ownership, the death benefit will be the cash surrender value. All requests for changes must be in writing and submitted to our Customer Service Center in good order. The change will be effective as of the day we receive the request. The change will not affect any payment made or action taken by us before recording the change.

A change of owner likely has tax consequences. See "Federal Tax Considerations" in this prospectus.

ANNUITANT

The annuitant is the person designated by you to be the measuring life in determining annuity payments. The annuitant's age determines when the income phase must begin and the amount of the annuity payments to be paid. You are the annuitant unless you choose to name another person. The annuitant may not be changed after the Contract is in effect and during the annuitant's lifetime.

The contract owner will receive the annuity benefits of the Contract if the annuitant is living on the income phase start date. If the annuitant dies before the income phase payment start date and a contingent


Simplicity - 136184                  11
annuitant has been named, the contingent annuitant becomes the annuitant (unless the contract owner is not an individual, in which case the death benefit becomes payable).

If there is no contingent annuitant when the annuitant dies before the income phase start date, the contract owner will become the annuitant. The contract owner may designate a new annuitant within 60 days of the death of the annuitant.

When the annuitant dies before the income phase start date and the contract owner is not an individual, we will pay the designated beneficiary the death benefit then due. If a beneficiary has not been designated, or if there is no designated beneficiary living, the contract owner will be the beneficiary. If the annuitant was the sole contract owner and there is no beneficiary designation, the annuitant's estate will be the beneficiary.

Regardless of whether a death benefit is payable, if the annuitant dies and any contract owner is not an individual, distribution rules under federal tax law will apply. You should consult your tax adviser for more information if you are not an individual.

BENEFICIARY

The beneficiary is named by you in a written request. The beneficiary is the person who receives any death benefit proceeds. The beneficiary may become the successor contract owner if the contract owner who is a spouse (or the annuitant if the contract owner is other than an individual) dies before the income phase start date. We pay death benefits to the primary beneficiary (unless there are joint owners, in which case death proceeds are payable to the surviving owner(s)).

If the beneficiary dies before the annuitant or the contract owner, the death benefit proceeds are paid to the contingent beneficiary, if any. If there is no surviving beneficiary, we pay the death benefit proceeds to the contract owner's estate.

One or more persons may be a beneficiary or contingent beneficiary. In the case of more than one beneficiary, we will assume any death benefit proceeds are to be paid in equal shares to the surviving beneficiaries, unless you indicate otherwise in writing.

You have the right to change beneficiaries during the annuitant's lifetime unless you have designated an irrevocable beneficiary. When an irrevocable beneficiary has been designated, you and the irrevocable beneficiary may have to act together to exercise some of the rights and options under the Contract. You may also restrict a beneficiary's right to elect an income phase payment option or receive a lump-sum payment. If so, such rights or options will not be available to the beneficiary.

PURCHASE AND AVAILABILITY OF THE CONTRACT

The minimum initial payment to purchase the Contract is $15,000. The maximum age at which you may purchase the Contract is 80.

You may make additional premium payments only during the first two contract years. Premium payments may be made only up to the contract anniversary after your 81st birthday. The minimum additional premium payment we will accept is $50. Under certain circumstances, we may waive the minimum premium payment requirement. We may also change the minimum initial or additional premium requirements for certain group or sponsored arrangements. Any initial or additional premium payment that would cause the contract value of all annuities that you maintain with us to exceed $1,000,000 requires our prior approval.

The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is more attractive to people in high federal and state tax brackets. YOU SHOULD NOT BUY THIS CONTRACT: (1) IF YOU ARE LOOKING FOR A SHORT-TERM INVESTMENT; (2) IF YOU CANNOT RISK GETTING BACK LESS MONEY THAN YOU PUT IN; OR (3) IF YOUR ASSETS ARE


Simplicity - 136184                 12

IN A PLAN WHICH PROVIDES FOR TAX-DEFERRAL AND YOU SEE NO OTHER REASON TO PURCHASE THIS CONTRACT. IRAs and other qualified plans already have the tax-deferral feature found in this Contract. For an additional cost, the Contract provides other features and benefits including death benefits and the ability to receive a lifetime income. You should not purchase a qualified Contract unless you want these other features and benefits, taking into account their cost. SEE "FEES AND EXPENSES," "TAXATION OF QUALIFIED CONTRACTS -- INDIVIDUAL RETIREMENT ANNUITIES" AND "TAX CONSEQUENCES OF ENHANCED DEATH BENEFIT" IN THIS PROSPECTUS.

CREDITING OF PREMIUM PAYMENTS

We will process your initial premium within 2 business days after receipt, if the application and all information necessary for processing the Contract are complete. Subsequent premium payments will be processed within 1 business day if we receive all information necessary. In certain states we also accept initial and additional premium payments by wire order. Wire transmittals must be accompanied by sufficient electronically transmitted data. We may retain your initial premium payment for up to 5 business days while attempting to complete an incomplete application. If the application cannot be completed within this period, we will inform you of the reasons for the delay. We will also return the premium payment immediately unless you direct us to hold the premium payment until the application is completed. If you choose to have us hold the premium payment, it will be held in a non-interest bearing account.

We will allocate your initial payment according to your instructions. If a subaccount is not available or requested in error, we will make inquiry about a replacement subaccount. If we are unable to reach you or your representative, we will consider the application incomplete. For initial premium payments designated for a subaccount of Separate Account B, the payment will be credited at the accumulation unit value next determined after we receive your premium payment and the completed application. Once the completed application is received, we will allocate the payment to the subaccounts of Separate Account B specified by you within 2 business days.

We will make inquiry to discover any missing information related to subsequent payments. We will allocate the subsequent payment(s) pro-rata according to the current variable subaccount allocation unless you specify otherwise. If a subaccount is no longer available or requested in error, we will allocate the subsequent payment(s) proportionally among the other subaccount(s) in your current allocation or your allocation instructions. For any subsequent premium payments, the payment designated for a subaccount for Separate Account B will be credited at the accumulation unit value next determined after receipt of your premium payment and instructions.

Once we allocate your premium payment to the subaccounts selected by you, we convert the premium payment into accumulation units. We divide the amount of the premium payment allocated to a particular subaccount by the value of an accumulation unit for the subaccount to determine the number of accumulation units of the subaccount to be held in Separate Account B with respect to your Contract. The net investment results of each subaccount vary with its investment performance.

If your premium payment was transmitted by wire order from your broker-dealer, we will follow one of the following two procedures after we receive and accept the wire order and investment instructions. The procedure we follow depends on state availability and the procedures of your broker-dealer.

     (1) If either your state or broker-dealer do not permit us to issue a Contract without an application, we reserve the right to rescind the Contract if we do not receive and accept a properly completed application or enrollment form within 5 days of the premium payment. If we do not receive the application or form within 5 days of the premium payment, we will refund the contract value plus any charges we deducted, and the Contract will be voided. Some states require that we return the premium paid, in which case we will comply.

     (2) If your state and broker-dealer allow us to issue a Contract without an application, we will issue and mail the Contract to you or your representative, together with a Contract Acknowledgement


Simplicity - 136184                 13
          and Delivery Statement for your execution. Until our Customer Service Center receives the executed Contract Acknowledgement and Delivery Statement, neither you nor the broker-dealer may execute any financial transactions on your Contract unless they are requested in writing by you. We may require additional information before complying with your request (e.g., signature guarantee).

In some states, we may require that an initial premium designated for a subaccount of Separate Account B be allocated to a subaccount specially designated by the Company (currently, the Liquid Assets subaccount) during the free look period. After the free look period, we will convert your contract value (your initial premium plus any earnings less any expenses) into accumulation units of the subaccounts you previously selected. The accumulation units will be allocated based on the accumulation unit value next computed for each subaccount.

We may also refuse to accept certain forms of premium payments or loan repayments, if applicable, (traveler's checks, for example) or restrict the amount of certain forms of premium payments or loan repayments (money orders totaling more than $500, for example). In addition, we may require information as to why a particular form of payment was used (third party checks, for example) and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in us returning your premium payment and not issuing the contract.

INCOME PHASE START DATE

The income phase start date is the date you start receiving income phase payments under your Contract. The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the income phase. The accumulation phase is the period between the contract date and the income phase start date. The income phase begins when you start receiving regular income phase payments from your Contract on the income phase start date.

ADMINISTRATIVE PROCEDURES

We may accept a request for Contract service in writing, by telephone, or other approved electronic means, subject to our administrative procedures, which vary depending on the type of service requested and may include proper completion of certain forms, providing appropriate identifying information, and/or other administrative requirements. We will process your request at the contract value next determined only after you have met all administrative requirements.

CONTRACT VALUE

On the contract date, the contract value in the subaccount in which you are invested is equal to the initial premium paid that was designated to be allocated to the subaccount. On the contract date, we allocate your contract value to each subaccount specified by you, unless the Contract is issued in a state that requires the return of premium payments during the free look period, in which case, a portion of your initial premium may be allocated to a subaccount specially designated by the Company during the free look period for this purpose (currently, the Liquid Assets subaccount).

On each business day after the contract date, we calculate the amount of contract value in each subaccount as follows:

     (1) We take the contract value in the subaccount at the end of the preceding business day.

     (2) We multiply (1) by the subaccount's Net Rate of Return since the preceding business day.

     (3)  We add (1) and (2).

     (4) We add to (3) any additional premium payments and then add or subtract any transfers to or from that subaccount.

     (5) We subtract from (4) any withdrawals and any related charges, and then subtract any contract fees and premium taxes since the preceding business day.

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


Please see "Contract Benefit" later in this prospectus for a description of the impact of the Contract Benefit on the contract value.

CASH SURRENDER VALUE

The cash surrender value is the amount you receive when you surrender the Contract. The cash surrender value will fluctuate daily based on the investment results of the subaccounts in which you are invested. We do not guarantee any minimum cash surrender value. On any date during the accumulation phase, we calculate the cash surrender value as follows: we start with your contract value, then we deduct any surrender charge, any charge for premium taxes and the annual contract administrative fee.

SURRENDERING TO RECEIVE THE CASH SURRENDER VALUE

You may surrender the Contract at any time while the annuitant is living and before the income phase start date. A surrender will be effective on the date your written request and the Contract are received at our Customer Service Center. We will determine and pay the cash surrender value at the price next determined after receipt of all paperwork required in order for us to process your surrender. Once paid, all benefits under the Contract will be terminated. For administrative purposes, we will transfer your money to a specially designated subaccount (currently the Liquid Assets subaccount) prior to processing the surrender. This transfer will have no effect on your cash surrender value. You may receive the cash surrender value in a single sum payment or apply it under one or more income phase payment options. We will usually pay the cash surrender value within 7 days.

Consult your tax adviser regarding the tax consequences associated with surrendering your Contract. A surrender made before you reach age 59 1/2 may result in a 10% tax penalty. See "Federal Tax Considerations" for more details.

THE SUBACCOUNTS

Each of the subaccounts of Separate Account B offered under this prospectus invests in an investment portfolio with its own distinct investment objectives and policies. Each subaccount of Separate Account B invests in a corresponding portfolio of a Trust or Fund.

ADDITION, DELETION OR SUBSTITUTION OF SUBACCOUNTS AND OTHER CHANGES

We may make additional subaccounts available to you under the Contract. These subaccounts will invest in investment portfolios we find suitable for your Contract. We may also withdraw or substitute investment portfolios, subject to the conditions in your Contract and compliance with regulatory requirements.

We may amend the Contract to conform to applicable laws or governmental regulations. If we feel that investment in any of the investment portfolios has become inappropriate to the purposes of the Contract, we may, with approval of the SEC (and any other regulatory agency, if required) substitute another portfolio for existing and future investments. If you have elected the dollar cost averaging, systematic withdrawals, or automatic rebalancing programs, or if you have other outstanding instructions, and we substitute or otherwise eliminate a portfolio which is subject to those instructions, we will execute your instructions using the substitute or proposed replacement portfolio unless you request otherwise. The substitute or proposed replacement portfolio may have higher fees and charges than any portfolio it replaces.

We also reserve the right to: (i) deregister Separate Account B under the 1940 Act; (ii) operate Separate Account B as a management company under the 1940 Act if it is operating as a unit investment trust; (iii) operate Separate Account B as a unit investment trust under the 1940 Act if it is operating as a managed separate account; (iv) restrict or eliminate any voting rights as to Separate Account B; and (v) combine Separate Account B with other accounts.

We will, of course, provide you with written notice before any of these changes are effected.

Simplicity - 136184                 15

OTHER CONTRACTS

We and our affiliates offer various other products with different features and terms than the Contracts, and that may offer some or all of the same investment portfolios. These products have different benefits, fees and charges, and may or may not better match your needs. Please note that some of the Company's management personnel and certain other employees may receive a portion of their employment compensation based on the amount of Contract values allocated to investment portfolios of Trusts or Funds affiliated with ING. You should be aware that there are alternative options available, and, if you are interested in learning more about these other products, contact our Customer Service Center or your registered representative.

--------------------------------------------------------------------------------
WITHDRAWALS
--------------------------------------------------------------------------------

Any time during the accumulation phase and before the death of the contract owner, except under certain qualified contracts, you may withdraw all or part of your money. Keep in mind that if you request a withdrawal for more than 90% of the cash surrender value, and the remaining cash surrender value after the withdrawal is less than $2,500, we will treat it as a request to surrender the Contract. If any single withdrawal or the sum of withdrawals exceeds the Free Withdrawal Amount, you may incur a surrender charge. There is no surrender charge if, during each contract year, the amount withdrawn is 10% or less of your contract value on the date of the withdrawal, less prior withdrawals during that contract year.

You need to submit to us a written request specifying the subaccounts from which amounts are to be withdrawn, otherwise the withdrawal will be made on a pro-rata basis from all of the subaccounts in which you are invested. We will determine the contract value as of the close of business on the day we receive your withdrawal request at our Customer Service Center. The contract value may be more or less than the premium payments made.

For administrative purposes, we will transfer your money to a specially designated subaccount (currently, the Liquid Assets subaccount) prior to processing the withdrawal. This transfer will not affect the withdrawal amount you receive.

We offer the following three withdrawal options:

REGULAR WITHDRAWALS

After the free look period, you may make regular withdrawals. Each withdrawal must be a minimum of $100.

SYSTEMATIC WITHDRAWALS

You may choose to receive automatic systematic withdrawal payments from the contract value in the subaccounts in which you are invested. Systematic withdrawals may be taken monthly, quarterly or annually. There is no additional charge for this feature.

You decide when you would like systematic payments to start as long as it starts at least 28 days after your contract date. You also select the date on which the systematic withdrawals will be made, but this date cannot be later than the 28th day of the month. If you have elected to receive systematic withdrawals but have not chosen a date, we will make the withdrawals on the same calendar day of each month as your contract date. If your contract date is after the 28th day of the month, your systematic withdrawal will be made on the first day of each month.

Each systematic withdrawal amount must be a minimum of $100. The amount of your systematic withdrawal can either be (1) a fixed dollar amount, or (2) an amount based on a percentage of the contract value. Both forms of systematic withdrawals are subject to the following maximum, which is calculated on each withdrawal date:


Simplicity - 136184                      16

       ------------------------------------------------------------
                                           MAXIMUM PERCENTAGE
       FREQUENCY                           OF CONTRACT VALUE
       ------------------------------------------------------------

        Monthly                                0.84%
        Quarterly                              2.50%
        Annually                              10.00%
      -------------------------- --------------------------------------

If your systematic withdrawal is a fixed dollar amount and the amount to be withdrawn would exceed the applicable maximum percentage of your contract value on any withdrawal date, we will automatically reduce the amount withdrawn so that it equals such percentage. Thus, your fixed dollar systematic withdrawals will never exceed the maximum percentage. If you want fixed dollar systematic withdrawals to exceed the maximum percentage and are willing to incur associated surrender charges, consider the Fixed Dollar Systematic Withdrawal Feature, which you may add to your systematic withdrawal program.

If your systematic withdrawal is based on a percentage of contract value and the amount to be withdrawn based on that percentage would be less than $100, we will automatically increase the amount to $100 as long as it does not exceed the maximum percentage. If the systematic withdrawal would exceed the maximum percentage, we will send the amount, and then automatically cancel your systematic withdrawal option.

You may change the amount or percentage of your systematic withdrawal once each contract year or cancel this option at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next scheduled withdrawal date. If you submit a subsequent premium payment after you have applied for systematic withdrawals, we will not adjust future withdrawals under the systematic withdrawal program unless you specifically request that we do so.

The systematic withdrawal option may commence in a contract year where a regular withdrawal has been taken but you may not change the amount or percentage of your withdrawals in any contract year during which you have previously taken a regular withdrawal. You may not elect the systematic withdrawal option if you are taking IRA withdrawals.

Subject to availability, a spousal or non-spousal beneficiary may elect to receive death benefits as payments over the beneficiary's lifetime ("stretch"). "Stretch" payments will be subject to the same limitations as systematic withdrawals, and non-qualified "stretch" payments will be reported on the same basis as other systematic withdrawals.

     FIXED DOLLAR SYSTEMATIC WITHDRAWAL FEATURE. You may add the Fixed Dollar Systematic Withdrawal Feature to your regular fixed dollar systematic withdrawal program. This feature allows you to receive a systematic withdrawal in a fixed dollar amount in addition to your systematic withdrawal program regardless of any surrender charges. Flat dollar systematic withdrawals which are intended to satisfy the requirements of Section 72(q) or 72(t) of the Tax Code may exceed the maximum. Such withdrawals are subject to surrender charges when they exceed the applicable maximum percentage.

You choose the amount of the fixed systematic withdrawals, which may total up to an annual maximum of 10% of your contract value as determined on the day we receive your election of this feature. The maximum limit will not be recalculated when you make additional premium payments, unless you instruct us to do so. We will assess a surrender charge on the withdrawal date if the withdrawal exceeds the maximum limit as calculated on the withdrawal date. We will apply the surrender charge directly to your contract value (rather than to the systematic withdrawal) so that the amount of each systematic withdrawal remains fixed.

IRA WITHDRAWALS

If you have a non-Roth IRA Contract and will be at least age 70 1/2 during the current calendar year, you may elect to have distributions made to you to satisfy requirements imposed by federal tax law. IRA withdrawals provide payout of amounts required to be distributed by the Internal Revenue Service ("IRS") rules governing mandatory distributions under qualified plans. We will send you a notice before your distributions commence. You may elect to take IRA withdrawals at that time, or at a later date. You may not elect IRA withdrawals and participate in systematic withdrawals at the same time. If you do not elect to take IRA withdrawals, and distributions are required by federal tax law, distributions adequate to satisfy the



Simplicity - 136184                17
requirements imposed by federal tax law may be made. Thus, if you are participating in systematic withdrawals, distributions under that option must be adequate to satisfy the mandatory distribution rules imposed by federal tax law.

You may choose to receive IRA withdrawals on a monthly, quarterly or annual basis. Under this option, you may elect payments to start as early as 28 days after the contract date. You select the day of the month when the withdrawals will be made, but it cannot be later than the 28th day of the month. If no date is selected, we will make the withdrawals on the same calendar day of the month as the contract date. If your contract date is after the 28th day of the month, your systematic withdrawal will be made on the first day of each month.

You may request that we calculate for you the amount that is required to be withdrawn from your Contract each year based on the information you give us and various choices you make. For information regarding the calculation and choices you have to make, see the SAI. Or, we will accept your written instructions regarding the calculated amount required to be withdrawn from your Contract each year. The minimum dollar amount you can withdraw is $100. When we determine the required IRA withdrawal amount for a taxable year based on the frequency you select, if that amount is less than $100, we will pay $100. At any time where the IRA withdrawal amount is greater than the contract value, we will cancel the Contract and send you the amount of the cash surrender value.

You may change the payment frequency of your IRA withdrawals once each contract year or cancel this option at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next scheduled withdrawal date.

CONSULT YOUR TAX ADVISER REGARDING THE TAX CONSEQUENCES ASSOCIATED WITH
TAKING WITHDRAWALS. You are responsible for determining that withdrawals comply with applicable law. A withdrawal made before the taxpayer reaches age 59 1/2 may result in a 10% penalty tax. See "Federal Tax Considerations" for more details.


--------------------------------------------------------------------------------
TRANSFERS AMONG YOUR INVESTMENTS
--------------------------------------------------------------------------------

You may transfer your contract value among the subaccounts in which you are invested at the end of the free look period until the income phase start date. We currently do not charge you for transfers made during a contract year, but reserve the right to charge $25 for each transfer after the twelfth transfer in a contract year. WE ALSO RESERVE THE RIGHT TO LIMIT THE NUMBER OF TRANSFERS YOU MAY MAKE AND MAY OTHERWISE MODIFY OR TERMINATE TRANSFER PRIVILEGES IF REQUIRED BY OUR BUSINESS JUDGMENT OR IN ACCORDANCE WITH APPLICABLE LAW.

Transfers will be based on values at the end of the business day in which the transfer request is received at our Customer Service Center.

The minimum amount that you may transfer is $100 or, if less, your entire contract value held in a subaccount. To make a transfer, you must notify our Customer Service Center and all other administrative requirements must be met. Any transfer request received after 4:00 p.m. eastern time or the close of regular trading of the New York Stock Exchange will be effected on the next business day.

Separate Account B and the Company will not be liable for following instructions communicated by telephone or other approved electronic means that we reasonably believe to be genuine. We may require personal identifying information to process a request for transfer made over the telephone, over the internet or other approved electronic means.

LIMITS IMPOSED BY UNDERLYING FUNDS. Orders for the purchase of fund shares may be subject to acceptance or rejection by the underlying fund. We reserve the right to reject, without prior notice, any allocation of a premium payment to a subaccount if the subaccount's investment in its corresponding fund is not accepted by the fund for any reason.



Simplicity - 136184                  18

LIMITS ON FREQUENT OR DISRUPTIVE TRANSFERS. The Contract is not designed to serve as a vehicle for frequent trading. Frequent trading can disrupt management of a fund and raise its expenses through: 1) increased trading and transaction costs; 2) forced and unplanned portfolio turnover; 3) lost opportunity costs; and 4) large asset swings that decrease the fund's ability to provide maximum investment return to all contract owners. This in turn can have an adverse effect on fund performance. Accordingly, individuals or organizations that use market-timing investment strategies and make frequent transfers should not purchase the Contract.

We monitor transfer activity. With regard to frequent transfers, in the event that an individual's or organization's transfer activity:

   1.   exceeds our then-current monitoring standard for frequent trading;

   2. is identified as problematic by an underlying fund even if the activity does not exceed our monitoring standard for frequent trading; or

   3. if we determine in our sole discretion that such transfer activity may not be in the best interests of other contract owners,

we will take the following actions to deter such activity. Upon the first violation, we will send a one time warning letter. A second violation will result in the suspension of trading privileges via facsimile, telephone, email and internet, and limit trading privileges to submission by regular U.S. mail for a period of six months. At the end of that period, trading privileges will be reinstated. If there is another violation after such rights are reinstated, we will suspend such privileges permanently. We will notify you in writing if we take any of these actions.

With regard to transfers initiated by a market-timing organization or individual or other party authorized to give transfer instructions on behalf of multiple contract owners, we will also take the following actions, without prior notice:
(1) not accepting transfer instructions from an agent acting on behalf of more than one contract owner; and (2) not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one contract owner at a time.

Our current definition of frequent trading is more than one purchase and sale of the same underlying fund within a 30-day period. We do not count transfers associated with scheduled dollar cost averaging or automatic rebalancing programs, transfers involving funds that affirmatively permit short-term trading in their fund shares, movement between such funds and the Liquid Assets Portfolio, and transfers involving certain de minimis amounts when determining whether trading activity is excessive. We reserve the right to modify our general standard, or the standard as it may apply to a particular fund, at any time without prior notice, depending on, among other factors, the needs of the underlying fund(s), the best interests of contract owners and fund investors and/or state or federal regulatory requirements. If we modify such standard, it will be applied uniformly to all contract owners or, as applicable, to all contract owners investing in the underlying fund.

In addition, if, due to the excessive dollar amounts of trades, even though not within our then current definition of frequent trading, an individual's or organization's transfer activity is determined, in our sole discretion, to be disruptive, we will take the same actions as are described above to limit frequent transfers.

The Company does not allow waivers to the above policy. Our excessive trading policy may not be completely successful in preventing market timing or excessive trading activity.

DOLLAR COST AVERAGING

You may elect to participate in our dollar cost averaging program if you have at least $1,200 of contract value in the Liquid Assets subaccount. This subaccount serves as the source account from which we will, on a


Simplicity - 136184                   19
monthly basis, automatically transfer a set dollar amount of money to other subaccounts selected by you. Transfers made pursuant to a dollar cost averaging program do not count toward the 12 transfer limit on free transfers. There is no additional charge for this feature.

The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment. Since we transfer the same dollar amount to other subaccounts each month, more units of a subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high. Therefore, a lower than average value per unit may be achieved over the long term. However, we cannot guarantee this. When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

You elect the dollar amount you want transferred under this program. Each monthly transfer must be at least $100 and may not exceed the contract value in the source subaccount divided by 12. You may change the transfer amount once each contract year.

If you do not specify the subaccounts to which the dollar amount of the source account is to be transferred, we will transfer the money to the subaccounts in which you are invested on a proportional basis. The transfer date is the same day each month as your contract date. If, on any transfer date, your contract value in a source account is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred and the program will end. You may terminate the dollar cost averaging program at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next transfer date. You may participate in the dollar cost averaging program and in systematic withdrawals at the same time, but systematic withdrawals may not be taken from the dollar cost averaging source subaccount.

We may, in the future, offer additional subaccounts or withdraw any subaccount to or from the dollar cost averaging program, or otherwise modify, suspend or terminate this program. Of course, such change will not affect any dollar cost averaging programs in operation at the time.

AUTOMATIC REBALANCING

If you have at least $10,000 of contract value invested in the subaccounts of Separate Account B, you may elect to have your investments in the subaccounts automatically rebalanced. Transfers made pursuant to automatic rebalancing do not count toward the 12 transfer limit on free transfers. Automatic rebalancing is not available if you participate in dollar cost averaging. Automatic rebalancing will not take place during the free look period. There is no additional charge for this feature.

We will transfer funds under your Contract on a quarterly, semi-annual, or annual calendar basis among the subaccounts to maintain the investment blend of your selected subaccounts. The minimum size of any allocation must be in full percentage points. The program may be used in conjunction with the systematic withdrawal option only if withdrawals are taken pro-rata.

To participate in automatic rebalancing, send satisfactory notice to our Customer Service Center. We will begin the program on the last business day of the period in which we receive the notice. You may cancel the program at any time. The program will automatically terminate if you choose to reallocate your contract value among the subaccounts or if you make an additional premium payment or partial withdrawal on other than a pro-rata basis. Additional premium payments and partial withdrawals effected on a pro-rata basis will not cause the automatic rebalancing program to terminate.

--------------------------------------------------------------------------------
 CONTRACT BENEFIT
--------------------------------------------------------------------------------

CONTRACT BENEFIT - WHEN PAYABLE

The Contract Benefit is payable upon the occurrence of one of the following events:


Simplicity - 136184                     20

   o on the 10th contract anniversary ("Benefit Date"), if the contract is still in effect and the original contract owner (or the surviving spouse) is still living ("Roll-Up Benefit"); or

   o upon death of the contract owner, the annuitant (when a contract owner is not an individual), or the first of joint owners, as of the claim date ("Death Benefit").

ROLL-UP VALUE

The Roll-Up Value is equal to premiums accumulated at an annual effective rate of 1.5% until the Benefit Date and at 0% thereafter, adjusted for withdrawals and transfers. The Roll-Up Value is calculated daily. Withdrawals reduce the Roll-Up value on a pro-rata basis. The pro-rata withdrawal adjustment of the Roll-Up Value is equal to (1) divided by (2), multiplied by (3), where:

     (1)  is the contract value withdrawn;

     (2)  is the contract value immediately prior to the withdrawal; and

     (3)  is the Roll-Up Value immediately prior to the withdrawal.

This means that the Roll-Up Value is reduced by the same proportion that the withdrawal reduces the contract value. For example, if the contract value is reduced by 25% as a result of the withdrawal, the Roll-Up Value is also reduced by 25% (rather than by the amount of the withdrawal).

CALCULATION OF THE ROLL-UP BENEFIT

If the Roll-Up Value is greater than the contract value on the Benefit Date, the Roll-Up Benefit is the difference between the contract value and the Roll-Up Value on the Benefit Date. The difference between the contract value and Roll-Up Value (the "Step Up Amount") will be credited to the contract value and allocated pro-rata to the subaccounts in which contract value is invested. This is a one-time only occurrence; no further accumulation of the Roll-Up Value will occur after the Benefit Date. Other than for purposes of calculating the Death Benefit, after the Benefit Date, all guarantees end, and all withdrawals, transfers or surrenders will be based on the then current contract value.

CALCULATION OF THE DEATH BENEFIT

The Death Benefit is the greater of the contract value and the Roll-Up Value on the claim date. The claim date is the close of the business day on which we receive written notice and due proof of death, as well as any required paperwork, at our Customer Service Center. If the Roll-Up Value is greater than the contract value on the claim date, the excess of the Roll-Up Value over the contract value (the "Step Up Amount") will be credited to the contract value and allocated pro-rata to the subaccounts in which contract value is invested. Once the Step Up Amount is credited to the contract value, the Roll-Up Value becomes and remains zero, and there are no further guaranteed benefits under the Contract.

Assuming you are the contract owner, your beneficiary will receive a death benefit unless the beneficiary is your surviving spouse and elects to continue the Contract. If your beneficiary elects to delay receipt of the death benefit until a date after the time of death, the amount of the benefit payable in the future may be affected. The proceeds may be received in a single sum, applied to any of the income phase payment options, or, if available, paid over the beneficiary's lifetime. (See "Systematic Withdrawals" above). A beneficiary's right to elect an income phase payment option or receive a lump-sum payment may have been restricted by the contract owner. If so, such rights or options will not be available to the beneficiary.

If we do not receive a request to apply the death benefit proceeds to an annuity option, we will make a single sum distribution. Unless your beneficiary elects otherwise, the distribution will be made into an interest bearing account, backed by our general account that is accessed by the beneficiary through a checkbook feature. The beneficiary may access death benefit proceeds at any time without penalty. We will generally distribute death benefit proceeds within 7 days after our Customer Service Center has received sufficient information to make the payment. For information on required distributions under federal income tax laws, you should see "Required Distributions Upon Contract Owner's Death." Interest earned on this account may


Simplicity - 136184                      21
be less than interest paid on other settlement options.

A change in ownership of the Contract may affect the amount of the death benefit payable. The death benefit may be subject to certain mandatory distribution rules required by federal tax law.

DEATH BENEFIT DURING THE INCOME PHASE

If any contract owner or the annuitant dies after the income phase start date, we will pay the beneficiary any certain benefit remaining under the income phase payment option in effect at the time.

CONTINUATION AFTER DEATH -- SPOUSE

If at the contract owner's death, the surviving spouse of the deceased contract owner is the beneficiary and such surviving spouse elects to continue the contract as his or her own, the following will apply:

   o IRS REQUIRED DISTRIBUTION RULES APPLY: The contract will continue in force subject to the required distribution rules of the Internal Revenue Code (the "Code"). See next section, "Required Distributions Upon Contract Owner's Death."

   o CONTRACT VALUE RESET: If the Roll-Up Value as of the date we receive due proof of death, minus the contract value also on that date, is greater than zero, we will add such difference to the contract value (the "Step Up Amount"). The Step Up Amount will be allocated to the variable subaccounts in proportion to the contract value in the subaccounts, unless we are directed otherwise. Such addition to contract value will not affect the Roll-Up Value. If the Roll-Up Value is less than or equal to the contract value as of the date we receive due proof of death, there is no reset of the contract value.

   o ROLL-UP BENEFIT ON BENEFIT DATE: If the surviving spouse is still living on the Benefit Date, the Roll-Up Benefit will be payable. See "Calculation of the Roll-Up Benefit" above.

   o ADDITIONAL PREMIUM: The surviving spouse may make additional premium payments subject to the Contract rules and limits. The new owner's attained age will apply in determining the last date on which premium payments may be made. The original contract date will apply in determining the premium eligibility period.

   o SURRENDER CHARGES: At subsequent surrender, any surrender charge applicable to premiums paid prior to the date we receive due proof of death of the contract owner will be waived. Any premiums paid later will be subject to any applicable surrender charge.

   o DEATH OF SURVIVING SPOUSE: At subsequent death of the surviving spouse, the Step Up Amount, if any, will be credited to the contract value. The beneficiary of the surviving spouse does not have the right to continue the Contract and is not eligible for a further crediting of the Step Up Amount.

CONTINUATION AFTER DEATH -- SPOUSE NOT CONTINUING CONTRACT OR NON-SPOUSE

If the beneficiary or surviving joint owner is either the spouse of the owner, who does not elect to continue the Contract, or not the spouse of the owner, the following will apply:

   o IRS REQUIRED DISTRIBUTION RULES APPLY: The contract may continue in force subject to the required distribution rules of the Internal Revenue Code (the "Code"). See next section, "Required Distributions upon Contract Owner's Death."

   o CONTRACT VALUE RESET: If the Roll-Up Value as of the date we receive due proof of death, minus the contract value also on that date, is greater than zero, we will add such difference to the contract value (the "Step Up Amount"). The Step Up Amount will be allocated to the variable subaccounts in proportion to the contract value in the subaccounts, unless we are directed


Simplicity - 136184                22
       otherwise. Such addition to contract value will not affect the Roll-Up Value. If the Roll-Up Value is less than or equal to the contract value as of the date we receive due proof of death, there is no reset of the contract value.

   o ROLL-UP VALUE: Once the Step Up Amount is credited, the Roll-Up Value is reduced to zero. This is treated as any other change of owner.

   o   ADDITIONAL PREMIUM:  No additional premium payments are permitted.

   o SURRENDER CHARGES: At subsequent surrender, any surrender charge applicable to premiums paid prior to the date we receive due proof of death of the contract owner will be waived.

REQUIRED DISTRIBUTIONS UPON CONTRACT OWNER'S DEATH

We will not allow any payment of benefits provided under a non-qualified Contract which does not satisfy the requirements of Section 72(s) of the Code.

If any owner of a non-qualified contract dies before the income phase payment start date, the death benefit payable to the beneficiary (calculated as described above under "Calculation of the Death Benefit") will be distributed as follows:

     1) the death benefit must be completely distributed within 5 years of the contract owner's date of death; or

     2) the beneficiary may elect, within the 1-year period after the contract owner's date of death, to receive the death benefit in the form of an annuity from us, provided that

          a) such annuity is distributed in substantially equal installments over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary; and

          b) such distributions begin not later than 1 year after the contract owner's date of death.

Notwithstanding 1) and 2) above, if the sole contract owner's beneficiary is the deceased owner's surviving spouse, then such spouse may elect to continue the Contract under the same terms as before the contract owner's death. Upon receipt of such election from the spouse at our Customer Service Center: (1) all rights of the spouse as contract owner's beneficiary under the Contract in effect prior to such election will cease; (2) the spouse will become the owner of the Contract and will also be treated as the contingent annuitant, if none has been named and only if the deceased owner was the annuitant; and (3) all rights and privileges granted by the Contract or allowed by ING USA will belong to the spouse as contract owner of the Contract. This election will be deemed to have been made by the spouse if such spouse makes a premium payment to the Contract or fails to make a timely election as described in this paragraph. If the owner's beneficiary is a nonspouse, the distribution provisions described in subparagraphs 1) and 2) above, will apply even if the annuitant and/or contingent annuitant are alive at the time of the contract owner's death.

If we do not receive an election from a nonspouse owner's beneficiary within the 1-year period after the contract owner's date of death, then we will pay the death benefit to the owner's beneficiary in a cash payment within five years from date of death. We will determine the death benefit as of the claim date. We will make payment of the proceeds on or before the end of the 5-year period starting on the owner's date of death. Such cash payment will be in full settlement of all our liability under the Contract.

If a contract owner dies after the income phase start date, we will continue to distribute any benefit payable at least as rapidly as under the income phase payment option then in effect. All of the contract owner's rights granted under the Contract or allowed by us will pass to the contract owner's beneficiary.

If a Contract has joint owners we will consider the date of death of the first joint owner as the death of the contract owner and the surviving joint owner will become the beneficiary of the Contract. If any contract


Simplicity - 136184                      23
owner is not an individual, the death of an annuitant shall be treated as the death of the owner.

Subject to availability, and our then current rules, a spousal or non-spousal beneficiary may elect to receive death benefits as payments over the life expectancy of the beneficiary ("stretch"). "Stretch" payments will be subject to the same limitations as systematic withdrawals, and non-qualified "stretch" payments will be reported on the same basis as other systematic withdrawals.

--------------------------------------------------------------------------------
 THE INCOME PHASE
--------------------------------------------------------------------------------

During the income phase, you start receiving payments from your accumulated contract value.

INITIATING PAYMENTS. At least 30 days prior to the date you want to start receiving payments, you must notify us in writing of all of the following:

     o    Payment start date;

     o Income phase payment option (see the income phase payment options table in this section); and

     o Payment frequency (i.e., monthly, quarterly, semi-annually or annually).

Your Contract will continue in the accumulation phase until you properly start income phase payments. If a surrender charge remains, you must choose either a lifetime income option or an income phase payment option with guaranteed payments of at least 10 years. Once an income phase payment option is selected, it may not be changed. If you do not select an income phase payment option, the Life Income-Guaranteed Payment with payments guaranteed for 10 years option will apply. Our current annuity options provide only for fixed payments.

WHAT AFFECTS PAYMENT AMOUNTS? Some of the factors that may affect the amount of your income phase payments include: your age; gender; contract value; the income phase payment option selected; and the number of guaranteed payments (if any) selected.

FIXED PAYMENTS. Amounts funding fixed income phase payments will be held in the Company's general account. The amount of fixed payments does not vary with investment performance over time.

MINIMUM PAYMENT AMOUNTS. The income phase payment option you select must result in:

     o    A first income phase payment of at least $50; and

     o    Total yearly income phase payments of at least $250.

If your contract value is too low to meet these minimum payment amounts, you will receive one lump-sum payment. Unless prohibited by law, we reserve the right to increase the minimum payment amount.

RESTRICTIONS ON START DATES AND THE DURATION OF PAYMENTS. Income phase payments may not begin during the first contract year, or, unless we consent, later than the later of:

     o    The first day of the month following the annuitant's 90th birthday; or

     o The tenth anniversary of the last premium payment made to your Contract.


Simplicity - 136184                  24

If income phase payments begin within the first contract year, it will be treated as a surrender, and surrender charges may apply. Failure to select an income phase payment option by the later of the annuitant's 90th birthday or the tenth anniversary of your last premium payment may have adverse tax consequences. You should consult with a qualified tax adviser if you are considering delaying the selection of an income phase payment option before the later of these dates.

For qualified contracts only, income phase payments may not extend beyond:

     (a)  The life of the annuitant;

     (b)  The joint lives of the annuitant and beneficiary;

     (c)  A guaranteed period greater than the annuitant's life expectancy; or

     (d) A guaranteed period greater than the joint life expectancies of the annuitant and beneficiary.

When income phase payments start, the age of the annuitant plus the number of years for which payments are guaranteed may not exceed 100.

If income phase payments start when the annuitant is at an advanced age, such as over 85, it is possible that the Contract will not be considered an annuity for federal tax purposes.

See "FEDERAL TAX CONSIDERATIONS" for further discussion of rules relating to income phase payments.

DEATH BENEFIT DURING THE INCOME PHASE. The death benefits that may be available to a beneficiary are outlined in the income phase payment options table below. If a lump-sum payment is due as a death benefit, we will make payment within seven calendar days after we receive proof of death acceptable to us and the request for the payment in good order at our Customer Service Center. Unless your beneficiary elects otherwise, the distribution will be made into an interest bearing account, backed by our general account, that is accessed by the beneficiary through a checkbook feature. If continuing income phase payments are elected, the beneficiary may not elect to receive a lump sum at a future date unless the income phase payment option specifically allows a withdrawal right. We will calculate the value of any death benefit at the next valuation after we receive proof of death and a request for payment. Such value will be reduced by any payments made after the date of death.

BENEFICIARY RIGHTS. A beneficiary's right to elect an income phase payment option or receive a lump-sum payment may have been restricted by the contract owner. If so, such rights or options will not be available to the beneficiary.

TAXATION. To avoid certain tax penalties, you or your beneficiary must meet the distribution rules imposed by the Tax Code. Additionally, when selecting an income phase payment option, the Tax Code requires that your expected payments will not exceed certain durations. See "FEDERAL TAX CONSIDERATIONS."

PAYMENT OPTIONS. The following table lists the income phase payment options and accompanying death benefits available during the income phase. We may offer additional income phase payment options under the Contract from time to time. Once income phase payments begin, the income phase payment option selected may not be changed.

TERMS TO UNDERSTAND:

ANNUITANT(S): The person(s) on whose life expectancy(ies) the income phase payments are based.

BENEFICIARY(IES): The person(s) or entity(ies) entitled to receive a death benefit, if any, under the income phase payment option selected.


Simplicity - 136184                    25

   -----------------------------------------------------------------------------
   LIFETIME INCOME PHASE PAYMENT OPTIONS
   -----------------------------------------------------------------------------
   Life Income  LENGTH OF PAYMENTS: For as long as the annuitant lives. It is possible that only one payment will be made if the annuitant dies prior to the second payment's due date.

                DEATH BENEFIT-NONE: All payments end upon the annuitant's death.
   -----------------------------------------------------------------------------
   Life Income- LENGTH OF PAYMENTS:  For as long as the annuitant lives, with
   Guaranteed   payments guaranteed for your choice of 10 to 30 years or as
   Payments     otherwise specified in the contract.

                DEATH  BENEFIT-PAYMENT  TO THE  BENEFICIARY:  If the annuitant dies before we have made all the guaranteed payments, we will continue to pay the beneficiary the remaining payments.
   -----------------------------------------------------------------------------
   Life Income- LENGTH OF PAYMENTS:  For as long as either  annuitant  lives.
   Two Lives    It is possible that only one payment will be made if both
                annuitants die before the second payment's due date.

                CONTINUING PAYMENTS: When you select this option you choose for:
                  a) 100%, 66 2/3% or 50% of the payment to continue to the
                     surviving annuitant after the first death; or

                  b) 100% of the payment to continue to the annuitant on the second annuitant's death, and 50% of the payment to continue to the second annuitant on the annuitant's death.

                DEATH BENEFIT-NONE: All payments end upon the death of both annuitants.

   -----------------------------------------------------------------------------
   Life Income- LENGTH OF PAYMENTS:  For as long as either annuitant lives, with
   Two Lives-   payments guaranteed from 10 to 30 years or as otherwise
   Guaranteed   specified in the contract.
   Payments
                CONTINUING PAYMENTS: 100% of the payment to continue to the surviving annuitant after the first death.

                DEATH BENEFIT-PAYMENT TO THE BENEFICIARY: If both annuitants die before we have made all the guaranteed payments, we will continue to pay the beneficiary the remaining payments.
   -----------------------------------------------------------------------------
   NON-LIFETIME INCOME PHASE PAYMENT OPTION
   -----------------------------------------------------------------------------
   Non-lifetime- LENGTH OF PAYMENTS: You may select payments for 10 to 30 years. Guaranteed
   Payments DEATH BENEFIT-PAYMENT TO THE BENEFICIARY: If the annuitant dies before we make all the Payments guaranteed payments, we will continue to pay the beneficiary the remaining payments.
   -----------------------------------------------------------------------------


--------------------------------------------------------------------------------
OTHER CONTRACT PROVISIONS
--------------------------------------------------------------------------------

REPORTS TO CONTRACT OWNERS

We will send you a quarterly report within 31 days after the end of each calendar quarter. The report will show the contract value, cash surrender value, and the deatht benefif as of the end of the calendar quarter. The report will also show the allocation of your contract value and reflects the amounts deducted from or added to the contract value since the last report. You have 30 days to notify our Customer Service Center of any errors or discrepancies contained in the report or in any confirmation notices. We will also send you copies of any shareholder reports of the investment portfolios in which Separate Account B invests, as well as


Simplicity - 136184                  26
any other reports, notices or documents we are required by law to furnish to you.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange is closed; (2) when trading on the New York Stock Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in Separate Account B may not reasonably occur or so that the Company may not reasonably determine the value of Separate Account B's net assets; or (4) during any other period when the SEC so permits for the protection of security holders.

IN CASE OF ERRORS IN YOUR APPLICATION

If an age or gender given in the application or enrollment form is misstated, the amounts payable or benefits provided by the Contract shall be those that the premium payment would have bought at the correct age or sex.

ASSIGNING THE CONTRACT AS COLLATERAL

You may assign a non-qualified Contract as collateral security for a loan but you should understand that your rights and any beneficiary's rights may be subject to the terms of the assignment. An assignment likely has federal tax consequences. You must give us satisfactory written notice at our Customer Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment.

CONTRACT CHANGES -- APPLICABLE TAX LAW

We have the right to make changes in the Contract to continue to qualify the Contract as an annuity under applicable federal tax law. You will be given advance notice of such changes.

FREE LOOK

You may cancel your Contract within your 10-day free look period. We deem the free look period to expire 15 days after we mail the Contract to you. Some states may require a longer free look period. To cancel, you need to send your Contract to our Customer Service Center or to the agent from whom you purchased it. We will refund the contract value (which may be more or less than the premium payments you paid) or, if required by your state, the original amount of your premium payment. For purposes of the refund during the free look period, we include a refund of any charges deducted from your contract value. Because of the market risks associated with investing in the portfolios, the contract value returned may be greater or less than the premium payment you paid. Some states require us to return to you the amount of the paid premium (rather than the contract value) in which case you will not be subject to investment risk during the free look period. In these states, your premiums designated for investment in the subaccounts may be allocated during the free look period to a subaccount specially designated by the Company for this purpose (currently, the Liquid Assets subaccount). We may, in our discretion, require that premiums designated for investment in the subaccounts from all other states be allocated to the specially designated subaccount during the free look period. Your Contract is void as of the day we receive your Contract and cancellation request. We determine your contract value at the close of business on the day we receive your written request. If you keep your Contract after the free look period and the investment is allocated to a subaccount specially designated by the Company, we will put your money in the subaccount(s) chosen by you, based on the accumulation unit value next computed for each subaccount chosen by you.

SPECIAL ARRANGEMENTS

We may reduce or waive any Contract, rider, or benefit fees or charges for certain group or sponsored arrangements, under special programs, and for certain employees, agents, and related persons of our parent corporation and its affiliates. We reduce or waive these items based on expected economies, and the variations are based on differences in costs or services.

SELLING THE CONTRACT

Our affiliate, Directed Services, Inc. ("DSI"), 1475 Dunwoody Drive, West Chester, PA 19380 is the principal underwriter and distributor of the Contract as well as for other ING USA contracts. DSI, a New York


Simplicity - 136184                  27
corporation, is registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

DSI does not retain any commissions or compensation paid to it by ING USA for Contract sales. DSI enters into selling agreements with affiliated and unaffiliated broker/dealers to sell the Contracts through their registered representatives who are licensed to sell securities and variable insurance products ("selling firms"). Selling firms are also registered with the SEC and are NASD member firms.

DSI pays selling firms compensation for the promotion and sale of the Contracts. Registered representatives of the selling firms who solicit sales of the Contracts typically receive a portion of the compensation paid by DSI to the selling firm in the form of commissions or other compensation, depending on the agreement between the selling firm and the registered representative. This compensation, as well as other incentives or payments, is not paid directly by contract owners or the Separate Account. We intend to recoup this compensation and other sales expenses paid to selling firms through fees and charges imposed under the Contracts.

DSI pays selling firms for Contract sales according to one or more schedules. This compensation is generally based on a percentage of premium payments. Selling firms may receive commissions of up to 7.25% of premium payments. In addition, selling firms may receive ongoing annual compensation of up to 1.15% of all, or a portion, of values of Contracts sold through the firm. Individual representatives may receive all or a portion of compensation paid to their selling firm, depending on their firm's practices. Commissions and annual compensation, when combined, could exceed 7.25% of total premium payments. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, DSI may pay or allow other promotional incentives or payments in the form of cash or other compensation to selling firms.

DSI may also enter into special compensation arrangements with certain selling firms based on those firms' aggregate or anticipated sales of the Contracts or other criteria. These special compensation arrangements will not be offered to all selling firms, and the terms of such arrangements may differ among selling firms based on various factors. Any such compensation payable to a selling firm will not result in any additional direct charge to you by us.

In addition to the direct cash compensation for sales of contracts described above, DSI may also pay selling firms additional compensation or reimbursement for their efforts in selling Contracts to you and other customers, including for, among other things, training of sales personnel, marketing or other sales-related services they provide to us or our affiliates. This compensation or reimbursement is not reflected in the fees and expenses listed in the Fund Expense Table in this prospectus and may take the form of:

     o    Marketing allowances;

     o Education and training allowances to facilitate our attendance at certain educational and training meetings to provide information and training about our products, including holding training programs at our expense;

     o Sponsorship payments to support attendance at meetings by registered representatives who sell our products;

     o Reimbursement for the cost of attendance by registered representatives at conventions that we sponsor.

The following is a list of the top 25 selling firms that, during 2004, received the largest dollar amounts, in the aggregate, from DSI in connection with the sale of annuity contracts, ranked by total dollars received:


Simplicity - 136184                 28

    1. UBS Financial Services Inc         14. Financial Network Investment Corp
    2. Morgan Stanley Dean Witter         15. McDonald & Company
    3. Linsco Private Ledger              16. RBC Dain Rauscher
    4. Merrill Lynch                      17. Mutual Service Corporation
    5. Citigroup Global Markets           18. First Financial Planners, Inc
    6. Wachovia Securities                19. Securities America
    7. ING Financial Partners             20. Investors Capital
    8. Planning Corporation of America    21. Wells Fargo Investments, LLC
    9. National Planning Corporation      22. Waterstone Financial
    10. PrimeVest                         23. Commonwealth Financial Network
    11. A.G. Edwards                      24. Quick & Reilly, Inc.
    12. ING Financial Advisers, LLC       25. NFP Securities Inc
    13. Multi-Financial Securities Corp

DSI may also compensate wholesalers/distributors, and their sales management personnel, for Contract sales within the wholesale/distribution channel. This compensation may be based on a percentage of premium payments and/or a percentage of Contract values.

Affiliated selling firms may include Bancnorth Investment Group, Inc. Baring Investment Services, Inc., Financial Network Investment Corporation, Guaranty Brokerage Services, Inc., ING America Equities, Inc., ING DIRECT Securities, Inc., ING Financial Advisers LLC, ING Financial Markets, LLC., ING Financial Partners, Inc., ING Funds Distributor, LLC, ING Investment Management Services, LLC, Multi-Financial Securities Corporation, PrimeVest Financial Services, Inc. and Systematized Benefits Administrators, Inc.

We do not pay any additional compensation on the sale or exercise of any of the Contract's optional benefit riders offered in this prospectus.

This is a general discussion of the types and levels of compensation paid by us for sales of annuity contracts. It is important for you to know that the payment of volume-based compensation to a selling firm or registered representative may provide that registered representative a financial incentive to promote our contracts over those of another company.

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS

We will vote the shares of a Trust owned by Separate Account B according to your instructions. However, if the 1940 Act or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a Trust in our own right, we may decide to do so.

We determine the number of shares that you have in a subaccount by dividing the Contract's contract value in that subaccount by the net asset value of one share of the portfolio in which a subaccount invests. We count fractional votes. We will determine the number of shares you can instruct us to vote 180 days or less before a Trust shareholder meeting. We will ask you for voting instructions by mail at least 10 days before the meeting. If we do not receive your instructions in time, we will vote the shares in the same proportion as the instructions received from all contracts in that subaccount. We will also vote shares we hold in Separate Account B which are not attributable to contract owners in the same proportion.

STATE REGULATION

We are regulated by the Insurance Department of the State of Iowa. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The variable Contract offered by this prospectus has been approved where required by those jurisdictions. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.


Simplicity - 136184                29

LEGAL PROCEEDINGS

We are not aware of any pending legal proceedings which involve Separate Account B as a party.

We are, or may be in the future, a defendant in various legal proceedings in connection with the normal conduct of our insurance operations. Some of these cases may seek class action status and may include a demand for punitive damages as well as for compensatory damages. In the opinion of management, the ultimate resolution of any existing legal proceeding is not likely to have a material adverse effect on our ability to meet our obligations under the contract.

Directed Services, Inc., the principal underwriter and distributor of the contract, is not involved in any legal proceeding which, in the opinion of management, is likely to have a material adverse effect on its ability to distribute the contract.

INDUSTRY DEVELOPMENTS - TRADING

As with many financial services companies, the Company and affiliates of the Company have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. The Company is also reviewing its policies and procedures in this area.

EXPERTS

The audited financial statements and schedules of the Company as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, and the statement of assets and liabilities of Separate Account B as of December 31, 2004 and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, appearing in the SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing in the SAI and in the Registration Statement, and are included in reliance on such reports given on the authority of such firm as experts in accounting and auditing.

--------------------------------------------------------------------------------
FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

INTRODUCTION

This section discusses our understanding of current federal income tax laws affecting the contract. You should keep the following in mind when reading it:

     o Your tax position (or the tax position of the designated beneficiary, as applicable) determines federal taxation of amounts held or paid out under the contract;

     o Tax laws change. It is possible that a change in the future could affect contracts issued in the past;

     o This section addresses federal income tax rules and does not discuss federal estate and gift tax implications, state and local taxes, foreign taxes or any other tax provisions; and

     o We do not make any guarantee about the tax treatment of the contract or transactions involving the contract.

We do not intend this information to be tax advice. For advice about the effect of federal income taxes or any other taxes on amounts held or paid out under the contract, consult a tax adviser. For more comprehensive information, contact the Internal Revenue Service (IRS).


Simplicity - 136184                    30

TYPES OF CONTRACTS: NON-QUALIFIED OR QUALIFIED

The Contract may be purchased on a non-tax-qualified basis or purchased on a tax-qualified basis. Non-qualified contracts are purchased with after tax contributions and are not related to retirement plans that receive special income tax treatment under the Code.

Qualified Contracts are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(a), 403(b), 408, 408A or 457 of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or annuity payments, depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on your tax status. In addition, certain requirements must be satisfied in purchasing a qualified Contract with proceeds from a tax-qualified plan in order to continue receiving favorable tax treatment. Some retirement plans are subject to additional distribution and other requirements that are not incorporated into our Contract. Because the Plan is not part of the Contract, we are not bound by any Plan's terms or conditions. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law. Therefore, you should seek competent legal and tax advice regarding the suitability of a Contract for your particular situation. The following discussion assumes that qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAXATION OF NON-QUALIFIED CONTRACTS

     TAXATION PRIOR TO DISTRIBUTION

     We believe that if you are a natural person you will generally not be taxed on increases in the value of a non-qualified Contract until a distribution occurs or until annuity payments begin. This assumes that the Contract will qualify as an annuity contract for federal income tax purposes. For these purposes, the agreement to assign or pledge any portion of the contract value generally will be treated as a distribution. In order to receive deferral of taxation, the following requirements must be satisfied:

         DIVERSIFICATION. Internal Revenue Code Section 817(h) requires investments of a variable account be adequately diversified in order for a contract to be treated as an annuity contract for federal income tax purposes. The Treasury has issued regulations which set the standards for measuring the adequacy of any diversification. To be adequately diversified, each variable investment option must meet certain tests. Each sub-account's corresponding fund has represented that it will meet the diversification standards that apply to your policy. We therefore believe that Separate Account B, through the subaccounts, will satisfy these diversification requirements.

         INVESTOR CONTROL. Although earnings under non-qualified contracts are generally not taxed until withdrawn, the Internal Revenue Service (IRS) has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of investment control over the assets. In these circumstances, income and gains from the separate account assets would be currently includible in the variable contract owner's gross income. Future guidance regarding the extent to which owners could direct their investments among subaccounts without being treated as owners of the underlying assets of the separate account may adversely affect the tax treatment of existing contracts. The Company therefore reserves the right to modify the contract as necessary to attempt to prevent the contract holder from being considered the federal tax owner of a pro-rata share of the assets of the separate account.

         REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any non-qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death. The non-qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting



Simplicity - 136184                 31
these requirements have yet been issued. We intend to review such distribution provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

          NON-NATURAL PERSONS. The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the contract value over the "investment in the contract" (generally, the premiums or other consideration you paid for the contract less any nontaxable withdrawals) during the taxable year. There are some exceptions to this rule and a prospective contract owner that is not a natural person may wish to discuss these with a tax adviser.

         DELAYED ANNUITY STARTING DATE. If the Contract's annuity starting date occurs (or is scheduled to occur) at a time when the annuitant has reached an advanced age (e.g., age 85), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in your income.

     TAXATION OF DISTRIBUTIONS

         GENERAL. When a withdrawal from a non-qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value (unreduced by the amount of any surrender charge) immediately before the distribution over the contract owner's investment in the contract at that time. Investment in the contract is generally equal to the amount of all contributions to the contract, plus amounts previously included in your gross income as the result of certain loans, assignments or gifts, less the aggregate amount of non-taxable distributions previously made.

In the case of a surrender under a non-qualified Contract, the amount received generally will be taxable only to the extent it exceeds the contract owner's cost basis in the contract.

         10% PENALTY TAX. A distribution from a non-qualified Contract may be subject to a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

               o    made on or after the taxpayer reaches age 59 1/2;

               o    made on or after the death of a contract owner;

               o    attributable to the taxpayer's becoming disabled; or

               o made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax adviser should be consulted with regard to exceptions from the penalty tax.

         TAX-FREE EXCHANGES. Section 1035 of the Tax Code permits the exchange of a life insurance, endowment or annuity contract for an annuity contract on a tax-free basis. In such instance, the "investment in the contract" in the old contract will carry over to the new contract. You should consult with your tax advisor regarding procedures for making Section 1035 exchanges.

If your Contract is purchased through a tax-free exchange of a life insurance, endowment or annuity contract that was purchased prior to August 14, 1982, then any distributions other than annuity payments will be treated, for tax purposes, as coming:

               o First, from any remaining "investment in the contract" made prior to August 14, 1982 and exchanged into the Contract;


Simplicity - 136184                    32

               o Next, from any "income on the contract" attributable to the investment made prior to August 14, 1982;

               o    Then, from any remaining "income on the contract;" and

               o    Lastly, from any remaining "investment in the contract."

The IRS has concluded that in certain instances, the partial exchange of a portion of one annuity contract for another contract will be tax-free. However, the IRS has reserved the right to treat transactions it considers abusive as ineligible for favorable partial 1035 tax-free exchange treatment. It is not certain whether the IRS would treat an immediate withdrawal or annuitization after a partial exchange as abusive. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract directly into an immediate annuity. Currently, we will accept a partial 1035 exchange from a non-qualified annuity into a deferred annuity or an immediate annuity as a tax-free transaction unless we believe that we would be expected to treat the transaction as abusive. We are not responsible for the manner in which any other insurance company, for tax reporting purposes, or the IRS, with respect to the ultimate tax treatment, recognizes or reports a partial exchange. We strongly advise you to discuss any proposed 1035 exchange with your tax advisor prior to proceeding with the transaction.

         TAXATION OF ANNUITY PAYMENTS. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. The tax treatment of partial annuitizations is unclear. We currently treat any partial annuitizations, as withdrawals rather than as annuity payments. Please consult your tax adviser before electing a partial annuitization.

         DEATH BENEFITS. Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments. Special rules may apply to amounts distributed after a Beneficiary has elected to maintain Contract value and receive payments. The Contract offers a death benefit that may exceed the greater of the premium payments and the contract value. Certain charges are imposed with respect to the death benefit. It is possible that these charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the Contract.

         ASSIGNMENTS AND OTHER TRANSFERS. A transfer, pledge or assignment of ownership of a Contract, or the designation of an annuitant or payee other than an owner, may result in certain tax consequences to you that are not discussed herein. A contract owner contemplating any such transfer, pledge, assignment, or designation or exchange, should consult a tax adviser as to the tax consequences.

         IMMEDIATE ANNUITIES. Under section 72 of the Tax Code, an immediate annuity means an annuity (1) which is purchased with a single premium, (2) with annuity payments starting within one year from the date of purchase, and (3) which provides a series of substantially equal periodic payments made annually or more frequently. Treatment as an immediate annuity will have significance with respect to exceptions from the 10% early withdrawal penalty, to contracts owned by non-natural persons, and for certain policy exchanges.

         MULTIPLE CONTRACTS. The tax law requires that all non-qualified deferred annuity contracts that are issued by a company or its affiliates to the same contract owner during any calendar year are treated as one


Simplicity - 136184                  33
non-qualified deferred annuity contract for purposes of determining the amount includible in such contract owner's income when a taxable distribution occurs.

         WITHHOLDING. We will withhold and remit to the U.S. government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. Withholding will be mandatory, however, if the distributee fails to provide a valid taxpayer identification number or if we are notified by the IRS that the taxpayer identification number we have on file is incorrect. The withholding rates applicable to the taxable portion of periodic annuity payments are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment.

TAXATION OF QUALIFIED CONTRACTS

     GENERAL

     The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from: contributions in excess of specified limits; distributions before age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Contract owners, annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents.

You will not generally pay taxes on earnings from the annuity contract described in this prospectus until they are withdrawn. When an annuity contract is used to fund one of these tax qualified retirement arrangements, you should know that the annuity contract does not provide any additional tax deferral of earnings beyond the tax deferral provided by the tax-qualified retirement arrangement. Tax-qualified retirement arrangements under Tax Code sections 401(a), 401(k), 403(a), 403(b) or governmental 457 plans also generally defer payment of taxes on earnings until they are withdrawn (or in the case of a non-governmental 457 plan, paid or made available to you or a designated beneficiary). However, annuities do provide other features and benefits which may be valuable to you. You should discuss your alternatives with your local representative.

     DISTRIBUTIONS - GENERAL

     For qualified plans under Section 401(a) and 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the plan participant for whose benefit the contract is purchased (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the plan participant reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than by April 1 of the calendar year following the calendar year in which the individual contract owner reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time before the contract owner's death. Please note that required minimum distributions under qualified Contracts may be subject to surrender charge in accordance with the terms of the Contract. This could affect the amount that must be taken from the Contract in order to satisfy required minimum distributions.


Simplicity - 136184                    34

     DIRECT ROLLOVERS

     If the Contract is used in connection with a pension, profit-sharing, or annuity plan qualified under sections 401(a) or 403(a) of the Code, or is a tax-sheltered annuity under section 403(b) of the Code, or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under section 457(b), any "eligible rollover distribution" from the Contract will be subject to the direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under section 401(a) of the Code, qualified annuity plan under section 403(a) of the Code, section 403(b) annuity or custodial account, or an eligible section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under section 401(a)(9) of the Code, distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain qualified plans. Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or us) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

     CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS

     Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits before transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

     INDIVIDUAL RETIREMENT ANNUITIES - GENERAL

     Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Also, amounts in another IRA or individual retirement account can be rolled over or transferred tax-free to an IRA. There are significant restrictions on rollover or transfer contributions from Savings Incentive Match Plans for Employees (SIMPLE), under which certain employers may provide contributions to IRAs on behalf of their employees, subject to special restrictions. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. If you make a tax-free rollover of a distribution from any of these IRAs, you may not make another tax-free rollover from the IRA within a 1-year period. Sales of the Contract for use with IRAs may be subject to special requirements of the IRS.

     INDIVIDUAL RETIREMENT ANNUITIES - DISTRIBUTIONS

     All distributions from a traditional IRA are taxed as received unless either one of the following is true:

          o The distribution is rolled over to a plan eligible to receive rollovers or to another traditional IRA or certain qualified plans in accordance with the Tax Code; or

          o You made after-tax contributions to the IRA. In this case, the distribution will be taxed according to rules detailed in the Tax Code.

To avoid certain tax penalties, you and any designated beneficiary must also meet the minimum distribution requirements imposed by the Tax Code. The requirements do not apply to Roth IRA contracts while the



Simplicity - 136184                     35
owner is living. These rules may dictate the following:

     o    Start date for distributions;

     o The time period in which all amounts in your account(s) must be distributed; and

     o    Distribution amounts.

Generally, you must begin receiving distributions from a traditional IRA by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. We must pay out distributions from the contract over a period not extending beyond one of the following time periods:

     o Over your life or the joint lives of you and your designated beneficiary; or

     o Over a period not greater than your life expectancy or the joint life expectancies of you and your designated beneficiary.

The amount of each periodic distribution must be calculated in accordance with IRS regulations. If you fail to receive the minimum required distribution for any tax year, a 50% excise tax may be imposed on the required amount that was not distributed.

The following applies to the distribution of death proceeds under 408(b) and 408A (Roth IRA - See below) plans. Different distribution requirements apply after your death.

If your death occurs on or after you begin receiving minimum distributions under the contract, distributions must be made at least as rapidly as under the method in effect at the time of your death. Code section 401(a)(9) provides specific rules for calculating the required minimum distributions at your death. The death benefit under the contract and also certain other contract benefits, such as living benefits, may affect the amount of the required minimum distribution that must be taken.

If your death occurs before you begin receiving minimum distributions under the contract, your entire balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. For example, if you die on September 1, 2005, your entire balance must be distributed to the designated beneficiary by December 31, 2010. However, if the distributions begin by December 31 of the calendar year following the calendar year of your death, and you have named a designated beneficiary, then payments may be made over either of the following time frames:

     o    Over the life of the designated beneficiary; or

     o Over a period not extending beyond the life expectancy of the designated beneficiary.

If the designated beneficiary is your spouse, distributions must begin on or before the later of the following:

     o December 31 of the calendar year following the calendar year of your death; or

     o December 31 of the calendar year in which you would have attained age 70 1/2.

     ROTH IRAS - GENERAL

     Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to limits on the amount of the contributions and the persons who may be eligible to contribute, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. Certain qualifying individuals may convert an IRA, SEP, or SIMPLE IRA, to a Roth IRA. Such rollovers and conversions are subject to tax, and other special rules may apply. If you make a tax-free rollover of a distribution from a Roth IRA to another Roth IRA, you may not make another tax-free


Simplicity - 136184                  36
rollover from the Roth IRA from which the rollover was made within a 1-year period. A 10% penalty may apply to amounts attributable to a conversion to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made.

     ROTH IRAS - DISTRIBUTIONS

     A qualified distribution from a Roth IRA is not taxed when it is received. A qualified distribution is a distribution:

          o Made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA of the owner; and

          o Made after you attain age 59 1/2, die, become disabled as defined in the Tax Code, or for a qualified first-time home purchase.

If a distribution is not qualified, it will be taxable to the extent of the accumulated earnings. Under special ordering rules, a partial distribution will first be treated generally as a return of contributions which is not taxable and then as taxable accumulated earnings.

     TAX SHELTERED ANNUITIES - GENERAL

     The Contracts may be used by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under Code section 403(b) plans. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, to a Contract that will provide an annuity for the employee's retirement. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from: contributions in excess of specified limits; distributions before age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and other specified circumstances. 403(b) plans may be subject to additional distribution and other requirements that are not incorporated into our Contract.

In addition, the Treasury proposed 403(b) regulations in November, 2004 which, if finalized, do not take effect until after 2005. These proposed regulations may not be relied upon until they become final. The proposed regulations include rules governing the ability of a 403(b) plan to be terminated which would entitle a participant to a distribution, a revocation of IRS Revenue Ruling 90-204 which would increase restrictions on a participant's right to transfer his or her 403(b) account, the imposition of withdrawal restrictions on non-salary reduction amounts, as well as other changes. As a result, no attempt is made to provide more than general information about the use of the Contracts with 403(b) plans. Contract owners, annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under these 403(b) plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but we are not bound by the terms and conditions of such plans to the extent such terms contradict the Contract. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law. You should seek competent legal and tax advice regarding the suitability of a Contract for your particular situation. The following discussion assumes that Contracts are purchased with proceeds from and/or contributions under 403(b) plans that qualify for the intended special federal income tax treatment.

     TAX SHELTERED ANNUITIES - DISTRIBUTIONS

     All distributions from Section 403(b) plans are taxed as received unless either of the following is true:

          o The distribution is rolled over to another plan eligible to receive rollovers or to a traditional individual retirement annuity/account (IRA) in accordance with the Tax Code; or

          o You made after-tax contributions to the plan. In this case, the amount will be taxed according to rules detailed in the Tax Code.


Simplicity - 136184                  37

Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 70 1/2 or retire, whichever occurs later, unless you had amounts under the contract as of December 31, 1986. In this case, distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75 or retire, if later. The death benefit under the contract and also certain other contract benefits, may affect the amount of the required minimum distribution that must be taken. If you take any distributions in excess of the required minimum amount, then special rules require that some or all of the December 31, 1986 balance be distributed earlier.

TAX CONSEQUENCES OF ENHANCED DEATH BENEFIT

The Contract offers a death benefit that may exceed the greater of the premium payments and the contract value. It is possible that the IRS could characterize such a death benefit as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income to participants. Also, as stated above, the presence of the death benefit, as well as certain other contract benefits, could affect the amount of required minimum distributions.

OTHER TAX CONSEQUENCES

As noted above, the foregoing comments about the federal tax consequences under the Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each contract owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

POSSIBLE CHANGES IN TAXATION

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective before the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Contract.

FEDERAL INCOME TAX WITHHOLDING

We will withhold and remit to the U.S. government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax, as explained above. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including withdrawals prior to the annuity starting date) and conversions of, and rollovers from, non-Roth IRAs to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

ASSIGNMENTS

Adverse tax consequences to the plan and/or to you may result if your beneficial interest in the contract is assigned or transferred to persons other than: a plan participant as a means to provide benefit payments; an alternate payee under a qualified domestic relations order in accordance with code section 414(p); or to the Company as collateral for a loan.


Simplicity - 136184                   38

TAXATION OF COMPANY

We are taxed as a life insurance company under the Tax Code. The Separate Account is not a separate entity from us. Therefore, it is not taxed separately as a "regulated investment company," but is taxed as part of the Company.

We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the contracts. In addition, any foreign tax credits attributable to the separate account will be first used to reduce any income taxes imposed on the separate account before being used by the Company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make any provision for such taxes. However, changes in federal tax laws and/or their interpretation may result in our being taxed on income or gains attributable to the separate account. In this case, we may impose a charge against the separate account (with respect to some or all of the contracts) to set aside provisions to pay such taxes. We may deduct this amount from the separate account, including from your account value invested in the subaccounts.














Simplicity - 136184                 39

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Simplicity - 136184                    40

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

       TABLE OF CONTENTS
       Introduction
       Description of ING USA Annuity and Life Insurance Company
       Safekeeping of Assets
       Independent Registered Public Accounting Firm
       Distribution of Contracts
       Performance Information
       IRA Partial Withdrawal Option
       Other Information
       Financial Statements of ING USA Annuity and Life Insurance Company Financial Statements of Separate Account B of ING USA Annuity and Life
             Insurance Company




--------------------------------------------------------------------------------
PLEASE TEAR OFF, COMPLETE AND RETURN THE FORM BELOW TO ORDER A STATEMENT OF ADDITIONAL INFORMATION FOR THE CONTRACTS OFFERED UNDER THE PROSPECTUS FREE OF CHARGE. ADDRESS THE FORM TO OUR CUSTOMER SERVICE CENTER. THE ADDRESS IS SHOWN ON THE PROSPECTUS COVER.
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

PLEASE SEND ME A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT B

Please Print or Type:

                           __________________________________________________
                           NAME

                           __________________________________________________
                           SOCIAL SECURITY NUMBER

                           __________________________________________________
                           STREET ADDRESS

                           __________________________________________________
                           CITY, STATE, ZIP


Simplicity                                                          08/1/2005
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _



Simplicity - 136184                     SAI-1

--------------------------------------------------------------------------------
APPENDIX A
--------------------------------------------------------------------------------


                            THE INVESTMENT PORTFOLIOS

During the accumulation phase, you may allocate your premium payments and contract value to any of the investment portfolios available under this Contract. They are listed in this appendix. You bear the entire investment risk for amounts you allocate to any investment portfolio, and you may lose your principal.

The investment results of the mutual funds ("funds") are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. You should consider the investment objectives, risks and charges and expenses of the funds carefully before investing. Please refer to the fund prospectuses for this and additional information. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all funds are diversified, as defined under the Investment Company Act of 1940. Fund prospectuses may be obtained free of charge, from our Customer Service Center at the address and telephone number listed in the prospectus, by accessing the SEC's web site or by contacting the SEC Public Reference Room. Certain funds offered under the contracts have investment objectives and policies similar to other funds managed by the fund's investment adviser. The investment results of a fund may be higher or lower than those of other funds managed by the same adviser. There is no assurance and no representation is made that the investment results of any fund will be comparable to those of another fund managed by the same investment adviser.

Other than the ING Liquid Assets Portfolio, all funds are offered in a fund of funds, and, as such, may have higher fees and expenses than a fund that invests in debt and equity securities.




FUND NAME AND
INVESTMENT ADVISER/SUBADVISER                                     INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------------
ING INVESTORS TRUST
      7337 E. Doubletree Ranch Road, Scottsdale, AZ  85258
----------------------------------------------------------------- -------------------------------------------------------------
ING LIQUID ASSETS PORTFOLIO (Class S)                             Seeks high level of current income consistent with the
                                                                  preservation of capital and liquidity. Strives to maintain
    INVESTMENT ADVISER:  Directed Services, Inc.                  a stable $1 per share net asset value and its investment
    INVESTMENT SUBADVISER: ING Investment Management Co.          strategy focuses on safety of principal, liquidity and
                                                                  yield, in order of importance, to achieve this goal.
----------------------------------------------------------------- -------------------------------------------------------------
ING MARKETSTYLE MODERATE PORTFOLIO (Class S)                      Seeks growth of capital and current income.  Invests in a
                                                                  combination of underlying funds according to a fixed
                                                                  formula that over time should reflect an allocation of
    INVESTMENT ADVISER: ING Investments, LLC                      approximately 50% in equity securities and 50% in fixed
    INVESTMENT SUBADVISER: ING Investment Management Co.          income securities.
----------------------------------------------------------------- -------------------------------------------------------------





Simplicity - 136184                               A1



FUND NAME AND
INVESTMENT ADVISER/SUBADVISER                                     INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------------
ING MARKETSTYLE MODERATE GROWTH PORTFOLIO                         Seeks growth of capital and a low to moderate level of
    (Class S)                                                     current income.  Invests in a combination of underlying
                                                                  funds according to a fixed formula that over time should
    INVESTMENT ADVISER: ING Investments, LLC                      reflect an allocation of approximately 65% in equity
    INVESTMENT SUBADVISER: ING Investment Management Co.          securities and 35% in fixed income securities.
----------------------------------------------------------------- -------------------------------------------------------------
ING MARKETSTYLE GROWTH PORTFOLIO (CLASS S)                        Seeks growth of capital and some current income.  Invests
                                                                  in a combination of underlying funds according to a fixed
    INVESTMENT ADVISER: ING Investments, LLC                      formula that over time should reflect an allocation of
    INVESTMENT SUBADVISER: ING Investment Management Co.          approximately 80% in equity securities and 20% in fixed
                                                                  income securities.
----------------------------------------------------------------- -------------------------------------------------------------


THE FOLLOWING PORTFOLIOS ARE INCLUDED IN ONE OR MORE OF THE MARKETSTYLE
PORTFOLIOS:

       FUND NAME AND
       INVESTMENT ADVISER/SUBADVISER                              INVESTMENT OBJECTIVE
       ---------------------------------------------------------- -------------------------------------------------------------
       ING LIMITED MATURITY BOND PORTFOLIO                        Seeks high level of current income consistent with
                                                                  low risk to principal and liquidity.
           INVESTMENT ADVISER:  Directed Services, Inc.
           INVESTMENT SUBADVISER:  ING Investment Management Co.
       ---------------------------------------------------------- -------------------------------------------------------------
       ING LIQUID ASSETS PORTFOLIO                                Seeks high level of current income consistent with
                                                                  the preservation of capital and liquidity.
           INVESTMENT ADVISER: Directed Services, Inc.
           INVESTMENT SUBADVISER: ING Investment Management Co.
       ---------------------------------------------------------- -------------------------------------------------------------
       ING VP INDEX PLUS INTERNATIONAL PORTFOLIO                  Seeks to outperform the total return performance of
                                                                  the Morgan Stanley Capital International Europe
           INVESTMENT ADVISER:  ING Investments, LLC              Australia and Far East Index ("MSCI EAFE Index").
           INVESTMENT SUBADVISER:  ING Investment Management
           Advisors, B.V.
       ---------------------------------------------------------- ------------------------------------------------------
       ING VP INDEX PLUS LARGECAP PORTFOLIO                       Seeks to outperform the total return performance of
                                                                  the Standard & Poor's 500 Composite Stock Price
           INVESTMENT ADVISER: ING Investments, LLC               Index (S&P 500 Index), while maintaining a market
           INVESTMENT SUBADVISER: ING Investment Management Co.   level of risk.
       ---------------------------------------------------------- ------------------------------------------------------
       ING VP INDEX PLUS MIDCAP PORTFOLIO                         Seeks to outperform the total return performance of
                                                                  the Standard & Poor's MidCap 400 Index (S&P MidCap 400
           INVESTMENT ADVISER: ING Investments, LLC               Index), while maintaining a market level of risk.
           INVESTMENT SUBADVISER: ING Investment Management Co.
       ---------------------------------------------------------- ------------------------------------------------------
       ING VP INDEX PLUS SMALLCAP PORTFOLIO                       Seeks to outperform the total return performance of
                                                                  the Standard & Poor's SmallCap 600 Index (S&P 600
           INVESTMENT ADVISER: ING Investments, LLC the Standard  Index), while maintaining a market level of risk.
           INVESTMENT SUBADVISER: ING Investment Management Co.
       ---------------------------------------------------------- ------------------------------------------------------


Simplicity - 136184                                        A2


       FUND NAME AND
       INVESTMENT ADVISER/SUBADVISER                              INVESTMENT OBJECTIVE
       ---------------------------------------------------------- -------------------------------------------------------------
       ING VP INTERMEDIATE BOND PORTFOLIO                         Seeks to maximize total return consistent with
                                                                  reasonable risk, through investment in a diversified
          INVESTMENT ADVISER: ING Investments, LLC                portfolio consisting primarily of debt securities.
          INVESTMENT SUBADVISER: ING Investment Management Co.
       ---------------------------------------------------------- ------------------------------------------------------




THE PROSPECTUS FOR THE ING MARKETSTYLE PORTFOLIOS CONTAINS INVESTMENT OBJECTIVE INFORMATION ABOUT THE UNDERLYING PORTFOLIOS INCLUDED IN THE ING MARKETSTYLE PORTFOLIOS.



FUND NAME AND
INVESTMENT ADVISER/SUBADVISER
----------------------------------------------------------------- -------------------------------------------------------------
ING MARKETPRO PORTFOLIO (CLASS S)                                 Seeks capital appreciation.  Income is a secondary
                                                                   consideratoin.  Seeks to obtain its investment objective by
    INVESTMENT ADVISER:  ING Investments, LLC                      investing in a combination of underlying funds according to fixed percentages that reflect an allocation of approximately
                                                                   70% in equity securities and 30% in fixed income securities.
----------------------------------------------------------------- -------------------------------------------------------------


THE FOLLOWING PORTFOLIOS ARE INCLUDED IN ONE OR MORE OF THE MARKETPRO
PORTFOLIOS:


       FUND NAME AND
       INVESTMENT ADVISER/SUBADVISER                              INVESTMENT OBJECTIVE
       ---------------------------------------------------------- ------------------------------------------------------
       ING FMR DIVERSIFIED MIDCAP PORTFOLIO                       Seeks long-term growth of capital.

           INVESTMENT ADVISER: Directed Services, Inc.
           INVESTMENT SUBADVISER: Fidelity Management &
           Research Company
       ---------------------------------------------------------- ------------------------------------------------------
       ING JPMORGAN FLEMING INTERNATIONAL EQUITY PORTFOLIO        Seeks long-term growth of capital.

           INVESTMENT ADVISER: ING Life Insurance and Annuity
           Company
           INVESTMENT SUBADVISER: JPMorgan Investment Inc.
       ---------------------------------------------------------- ------------------------------------------------------
       ING LEGG MASON VALUE PORTFOLIO                             Seeks long-term growth of capital.

           INVESTMENT ADVISER: Directed Services, Inc.
           INVESTMENT SUBADVISER: Legg Mason Funds Management,
           Inc.
       ---------------------------------------------------------- ------------------------------------------------------


Simplicity - 136184                        A3

       FUND NAME AND
       INVESTMENT ADVISER/SUBADVISER                              INVESTMENT OBJECTIVE
       ---------------------------------------------------------- ------------------------------------------------------
       ING MARSICO GROWTH                                         Seeks capital appreciation.

           INVESTMENT ADVISER: Directed Services, Inc.
           INVESTMENT SUBADVISER: Marsico Capital Management,
           LLC
        ---------------------------------------------------------- ------------------------------------------------------
       ING MERCURY LARGE CAP VALUE PORTFOLIO                      Seeks long-term growth of capital.

           INVESTMENT ADVISER: Directed Services, Inc.
           INVESTMENT SUBADVISER: Mercury Advisors
       ---------------------------------------------------------- ------------------------------------------------------
       ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO           Seeks long-term growth of capital.

           INVESTMENT ADVISER: ING Life Insurance and Annuity
           Company
           INVESTMENT SUBADVISER: Salomon Brothers Asset
           Management, Inc.
       ---------------------------------------------------------- ------------------------------------------------------
       ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO           Over the long term, seeks a high total investment
                                                                  return, consistent with the preservation of capital
           INVESTMENT ADVISER:  Directed Services, Inc.           and with prudent investment risk.
           INVESTMENT SUBADVISER:  T. Rowe Price Associates,
           Inc.
       ---------------------------------------------------------- ------------------------------------------------------
       ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO                 Seeks total return, consisting of long-term capital
                                                                  appreciation and current income.
           INVESTMENT ADVISER: ING Life Insurance and Annuity
           Company
           INVESTMENT SUBADVISER: Van Kampen (Morgan Stanley
           Investment Management, Inc.)
       ---------------------------------------------------------- ------------------------------------------------------
       ING VP INTERMEDIATE BOND PORTFOLIO                         Seeks to maximize total return consistent with
                                                                  reasonable risk.

           INVESTMENT ADVISER: ING Investments, LLC
           INVESTMENT SUBADVISER: ING Investment Management Co.
       ---------------------------------------------------------- ------------------------------------------------------

THE PROSPECTUS FOR THE ING MARKETPRO PORTFOLIO CONTAINS ADDITIONAL INFORMATION ABOUT THE UNDERLYING PORTFOLIOS INCLUDED IN THE ING MARKETPRO PORTFOLIO.







Simplicity - 136184                 A4

                   ING USA ANNUITY AND LIFE INSURANCE COMPANY
ING USA Annuity and Life Insurance Company is a stock company domiciled in Iowa.

Simplicity - 136184                                                  08/1/2005